As filed with the Securities and Exchange Commission on April 24, 1997.

                                                                       File Nos.
                                                                         2-77880
                                                                        811-3479
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

  Pre-Effective Amendment No.

  Post-Effective Amendment No.   19                           (X)

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

  Amendment No.   22                                          (X)

            FRANKLIN NEW YORK TAX-FREE INCOME FUND (formerly Franklin
                      New York Tax-Free Income Fund, Inc.)
               (Exact Name of Registrant as Specified in Charter)

           777 MARINERS ISLAND BLVD., SAN MATEO, CA 94404 (Address of
                     Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code (415) 312-2000

        HARMON E. BURNS, 777 MARINERS ISLAND BLVD., SAN MATEO, CA 94404
               (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

   [ ] immediately upon filing pursuant to paragraph (b)
   [x] on May 1, 1997 pursuant to paragraph (b)
   [ ] 60 days after filing pursuant to paragraph (a)(i)
   [ ] on (date) pursuant to paragraph (a)(i)
   [ ] 75 days after filing pursuant to paragraph (a)(ii)
   [ ] on (date) pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:

   [x] This post-effective amendment designates a new effective date for a previously filed post-effective amendment



DECLARATION PURSUANT TO RULE 24F-2. The Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Rule 24(f)(2) under the Investment Company Act of 1940. The Rule 24f-2 Notice for the issuer's most recent fiscal year was filed on July 25, 1996.

This amendment is being filed pursuant to Rule 414 under the Securities Act of 1933. The successor issuer, Franklin New York Tax-Free Income Fund is filing the amendment to the registration statement of the Franklin New York Tax-Free Income Fund, Inc. the predecessor issuer, and expressly adopting the registration statement as its own for all purposes of the Securities Act of 1933 and the Investment Company Act of 1940.


                     FRANKLIN NEW YORK TAX-FREE INCOME FUND
                              CROSS REFERENCE SHEET

                                    FORM N-1A

                PART A: INFORMATION REQUIRED IN THE PROSPECTUS

N-1A                                 Location in
ITEM NO.    ITEM                     REGISTRATION STATEMENT

 1.             Cover Page                    Cover Page

 2.             Synopsis                      "Expense Summary"

 3.             Condensed Financial           "Financial Highlights"; "How Does
                Information                   the Fund Measure Performance?"

 4.             General Description           "How Is the Fund Organized?"; "How
                                              Does the Fund Invest Its Assets?";
                                              "What Are the Fund's Potential
                                              Risks?"

 5.             Management of the Fund        "Who Manages the Fund?"

 5A.            Management's Discussion of    Contained in Registrant's Annual
                Fund Performance              Report to Shareholders

 6.             Capital Stock and Other       "How Is the Fund Organized?";
                Securities                    "Services to Help You Manage Your
                                              Account"; "What Distributions
                                              Might I Receive From the Fund?";
                                              "How Taxation Affects You and the
                                              Fund"

 7.             Purchase of Securities        "How Do I Buy Shares?"; "May I
                Being Offered                 Exchange Shares for Shares of
                                              Another Fund?"; "Transaction
                                              Procedures and Special
                                              Requirements"; "Services to Help
                                              You Manage Your Account"; "Useful
                                              Terms and Definitions"

 8.             Redemption or Repurchase      "May I Exchange Shares for Shares
                                              of Another Fund?"; "How Do I Sell
                                              Shares?"; "Transaction Procedures
                                              and Special Requirements";
                                              "Services to Help You Manage Your
                                              Account"

 9.             Pending Legal Proceedings     Not Applicable


                     FRANKLIN NEW YORK TAX-FREE INCOME FUND
                              CROSS REFERENCE SHEET

                                    FORM N-1A

                       Part B: Information Required in the
                       STATEMENT OF ADDITIONAL INFORMATION

 10.           Cover Page                     Cover Page

 11.           Table of Contents              Contents

 12.           General Information and        Not Applicable
               History

 13.           Investment Objectives          "How Does the Fund Invest Its
                                             Assets?"; "Investment Restrictions"

 14.           Management of the Fund         "Officers and Directors"

 15.           Control Persons and            "Officers and Directors";
               Principal Holders of           "Investment Advisory and Other
               Securities                     Services"; "Miscellaneous
                                              Information"

 16.           Investment Advisory and        "Investment Advisory and Other
               Other Services                Services"; "The Fund's Underwriter"

 17.           Brokerage Allocation           "How Does the Fund Buy Securities
                                              for Its Portfolio"

 18.           Capital Stock and Other        See Prospectus "How Is the Fund
               Securities                     Organized?"

 19.           Purchase, Redemption and       "How Do I Buy, Sell and Exchange
               Pricing of Securities Being    Shares?"; How Are Fund Shares
               Offered                        Valued?", "Financial Statements"

 20.           Tax Status                     "Additional Information on
                                              Distributions and Taxes"

 21.           Underwriters                   "The Fund's Underwriter"

 22.           Calculation of Performance     "How Does the Fund Measure
               Data                           Performance?"

 23.           Financial Statements           "Financial Statements"



                          SUPPLEMENT DATED MAY 1, 1997
                              TO THE PROSPECTUS OF
                     FRANKLIN NEW YORK TAX-FREE INCOME FUND
                              DATED OCTOBER 1, 1996

The prospectus is amended as follows:

I. The "Shareholder Transaction Expenses" section of the table under "Expense Summary" is replaced with the following:

 A. SHAREHOLDER TRANSACTION EXPENSES+                      CLASS I   CLASS II
 Maximum Sales Charge (as a percentage of Offering Price)   4.25%     1.99%
  Paid at time of purchase............................      4.25%++   1.00%+++
  Paid at redemption++++..............................      None      0.99%

 +If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.

 ++There is no front-end sales charge if you invest $1 million or more in Class I shares.

 +++Although Class II has a lower front-end sales charge than Class I, its Rule 12b-1 fees are higher. Over time you may pay more for Class II shares. Please see "How Do I Buy Shares? - Deciding Which Class to Buy."

 ++++A Contingent Deferred Sales Charge may apply to any Class II purchase if you sell the shares within 18 months and to Class I purchases of $1 million or more if you sell the shares within one year. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less. The number in the table shows the charge as a percentage of Offering Price. While the percentage is different depending on whether the charge is shown based on the Net Asset Value or the Offering Price, the dollar amount paid by you would be the same. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.

II. The following is added under "Financial Highlights":

                              FOR THE SIX
                              MONTHS ENDED
                           NOVEMBER 30, 1996
 CLASS I SHARES               (UNAUDITED)

 PER SHARE OPERATING PERFORMANCE

 Net Asset Value at
  beginning of period             $11.46
 Net investment income              0.34
 Net realized & unrealized
  gain (loss) on securities         0.315
 Total from net investment income   0.655
 Distributions from net
  investment income                (0.345)
 Net Asset Value at end of period $11.77
 Total return*                      5.82%
 Ratios/Supplemental Data
 Net assets at end of
  period (in 000's)             $4,822,706
 Ratio of expenses to
  average net assets                0.58%**
 Ratio of net investment income
  to average net assets             5.88%**
 Portfolio turnover rate            6.95%


                              FOR THE SIX
                             MONTHS ENDED
                           NOVEMBER 30, 1996
CLASS II SHARES              (UNAUDITED)

PER SHARE OPERATING PERFORMANCE

Net Asset Value at
 beginning of period             $11.45
Net investment income              0.31
Net realized & unrealized
 gain (loss) on securities         0.311
Total from investment income       0.621
Distributions from net
 investment income                (0.311)
Net Asset Value at end of period $11.76
Total Return*                      5.52%
Ratios/Supplemental Data
Net assets at end of
 period (in 000's)               $57,451
Ratio of expenses to
 average net assets                1.16%**
Ratio of net investment income
 to average net assets             5.31%**
Portfolio turnover rate            6.95%

 *Total return measures the change in value of an investment over the periods indicated. It is not annualized. It does not include the maximum front-end sales charge or the Contingent Deferred Sales Charge, and assumes reinvestment of dividends and capital gains at Net Asset Value. Before May 1, 1994, dividends were reinvested at the maximum Offering Price, and capital gains at Net Asset Value. Effective May 1, 1994, with the implementation of the Rule 12b-1 plan for Class I shares, the sales charge on reinvested dividends was eliminated.

 **Annualized.

III. Under "Who Manages the Fund?", the section "Services Provided by Advisers" is deleted and the section "Investment Manager" is replaced with the following paragraph:

 INVESTMENT MANAGER. As of October 1, 1996, Franklin Investment Advisory Services, Inc. ("Investment Advisory"), with offices located at 16 South Main Street, Suite 303, Norwalk, Connecticut 06854, manages the Fund's assets and makes its investment decisions. Investment Advisory also performs similar services for other funds. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, Investment Advisory and its affiliates manage over $188 billion in assets, including $44 billion in the municipal securities market. Investment Advisory employs the same individuals to manage the Fund's portfolio as the previous manager. The terms and conditions of the management services provided to the Fund are also the same. Please see "Investment Advisory and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the Fund's Code of Ethics.

 References throughout the prospectus to "Advisers" are replaced with "Investment Advisory" where applicable.

IV. The first and fourth paragraphs under "How Is the Fund Organized?" are replaced in their entirety with the following:

 The Fund is a diversified series of Franklin New York Tax-Free Income Fund (the "Trust"), an open-end management investment company, commonly called a mutual fund. It was organized as a New York Corporation on May 14, 1982, reorganized as a Delaware business trust in its present form on May 1, 1997, and is registered with the SEC. The Fund offers two classes of shares: Franklin New York Tax-Free Income Fund - Class I and Franklin New York Tax-Free Income Fund
 - Class II. All shares outstanding before the offering of Class II shares are considered Class I shares. Additional series and classes of shares may be offered in the future.

 The Trust does not intend to hold annual shareholder meetings. It may hold special meetings, however, for matters requiring shareholder approval. A meeting may also be called by the Board in its discretion or by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a Board member.

V. The section "Cumulative Quantity Discounts - Class I Only" under "How Do I Buy Shares? - Sales Charge Reductions and Waivers" is replaced with the following:

 Cumulative Quantity Discounts - Class I Only. To determine if you may pay a reduced sales charge, the amount of your current Class I purchase is added to the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts.

VI. Effective June 1, 1997, the section "Sales Charge Waivers" under "How Do I Buy Shares? - Sales Charge Reductions and Waivers" is amended to delete category 4, in its entirety.

VII. The section "How Do I Buy Shares? - Other Payments to Securities Dealers" is replaced in its entirety with the following:

 OTHER PAYMENTS TO SECURITIES DEALERS

 The payments described below may be made to Securities Dealers who initiate and are responsible for Class II purchases and certain Class I purchases made without a sales charge. The payments are subject to the sole discretion of Distributors, and are paid by Distributors or one of its affiliates and not by the Fund or its shareholders.

1. Class II purchases - up to 1% of the purchase price.

2. Class I purchases of $1 million or more - up to 0.75% of the amount invested.

3. Class I purchases by trust companies and bank trust departments, Eligible Governmental Authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs - up to 0.25% of the amount invested.

 A Securities Dealer may receive only one of these payments for each qualifying purchase. Securities Dealers who receive payments in connection with investments described in paragraphs 1 or 2 above will be eligible to receive the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase.

 FOR BREAKPOINTS THAT MAY APPLY AND INFORMATION ON ADDITIONAL COMPENSATION PAYABLE TO SECURITIES DEALERS IN CONNECTION WITH THE SALE OF FUND SHARES, PLEASE SEE "HOW DO I BUY, SELL AND EXCHANGE SHARES? - OTHER PAYMENTS TO SECURITIES DEALERS" IN THE SAI.

VIII. The discussion under "May I Exchange Shares for Shares of Another Fund? - Exchange Restrictions" is amended by replacing the first restriction with the following:

You may only exchange shares within the SAME CLASS, except as noted below.

IX. The following is added as the last section under "May I Exchange Shares for Shares of Another Fund?":

 LIMITED EXCHANGES BETWEEN DIFFERENT CLASSES OF SHARES

 Certain funds in the Franklin Templeton Funds offer classes of shares not offered by the Fund, such as "Advisor Class" or "Class Z" shares. Because the Fund does not currently offer an Advisor Class, you may exchange Advisor Class shares of any Franklin Templeton Fund for Class I shares of the Fund at Net Asset Value. If you do so and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class I shares for Advisor Class shares of that fund. Beginning on or about May 27, 1997, certain shareholders of Class Z shares of Franklin Mutual Series Fund Inc. may also exchange their Class Z shares for Class I shares of the Fund at Net Asset Value.

X. The following paragraph is added under "How Do I Sell Shares?":

 Beginning on or about May 1, 1997, you will automatically be able to redeem shares by telephone without completing a telephone redemption agreement. PLEASE NOTIFY US IN WRITING IF YOU DO NOT WANT THIS OPTION TO BE AVAILABLE ON YOUR ACCOUNT. If you later decide you would like this option, send us written instructions signed by all account owners, with a signature guarantee.

XI. The first paragraph under "How Do I Sell Shares? - Contingent Deferred Sales Charge" is replaced in its entirety with the following:

 For Class I purchases, if you did not pay a front-end sales charge because you invested $1 million or more or agreed to invest $1 million or more under a Letter of Intent, a Contingent Deferred Sales Charge may apply if you sell all or a part of your investment within the Contingency Period. Once you have invested $1 million or more, any additional Class I investments you make without a sales charge may also be subject to a Contingent Deferred Sales Charge if they are sold within the Contingency Period. For any Class II purchase, a Contingent Deferred Sales Charge may apply if you sell the shares within the Contingency Period. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.

XII. The section headings "Automatic Payroll Deduction" and "Electronic Fund Transfers" under "Services to Help You Manage Your Account" are revised to reflect that the sections apply to Class I shares only by adding "- Class I Only" to each.

XIII. The third paragraph under "Services to Help You Manage Your Account Systematic Withdrawal Plan" is replaced in its entirety with the following:

 You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.


PROSPECTUS & APPLICATION

Franklin New York Tax-Free Income Fund

INVESTMENT STRATEGY

TAX-FREE INCOME

OCTOBER 1, 1996


This prospectus describes the Franklin New York Tax-Free Income Fund (the "Fund"). It contains information you should know before investing in the Fund. Please keep it for future reference.

The Fund's SAI, dated October 1, 1996, as may be amended from time to time, includes more information about the Fund's procedures and policies. It has been filed with the SEC and is incorporated by reference into this prospectus. For a free copy or a larger print version of this prospectus, call 1-800/DIAL BEN or write the Fund at the address shown.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY
REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM DISTRIBUTORS.



FRANKLIN NEW YORK TAX-FREE INCOME FUND

OCTOBER 1, 1996

WHEN READING THIS PROSPECTUS, YOU WILL SEE TERMS THAT ARE CAPITALIZED. THIS MEANS THE TERM IS EXPLAINED IN OUR GLOSSARY SECTION.


TABLE OF CONTENTS

ABOUT THE FUND
Expense Summary...................................  2
Financial Highlights..............................  3
How Does the Fund Invest Its Assets?..............  6
What Are the Fund's Potential Risks?.............. 11
Who Manages the Fund?............................. 15
How Does the Fund Measure Performance?............ 17
How Is the Fund Organized?........................ 17
How Taxation Affects You and the Fund............. 18

ABOUT YOUR ACCOUNT
How Do I Buy Shares?.............................. 20
May I Exchange Shares for Shares of Another Fund?. 25
How Do I Sell Shares?............................. 28
What Distributions Might I Receive From the Fund?. 30
Transaction Procedures and Special Requirements... 31
Services to Help You Manage Your Account.......... 35

GLOSSARY
Useful Terms and Definitions...................... 38



777 Mariners Island Blvd.
P.O. Box 7777
San Mateo
CA 94403-7777
1-800/DIAL BEN

FRANKLIN NEW YORK TAX-FREE INCOME FUND

ABOUT THE FUND

EXPENSE SUMMARY

This table is designed to help you understand the costs of investing in the Fund. It is based on the historical expenses of each class for the fiscal year ended May 31, 1996. Your actual expenses may vary.

                                        CLASS I   CLASS II

A. SHAREHOLDER TRANSACTION EXPENSES+
    Maximum Sales Charge Imposed on Purchases
    (as a percentage of Offering Price)   4.25%   1.00%++
    Deferred Sales Charge+++              None    1.00%

B. ANNUAL FUND OPERATING EXPENSES
   (as a percentage of average net assets)

    Management Fees                       0.45%   0.45%
    Rule 12b-1 Fees                       0.07%*  0.65%*
    Other Expenses                        0.06%   0.06%
    Total Fund Operating Expenses         0.58%   1.16%

C. EXAMPLE

  Assume the annual return for each class is 5% and operating expenses are as described above. For each $1,000 investment, you would pay the following projected expenses if you sold your shares after the number of years shown.

              1 YEAR   3 YEARS   5 YEARS   10 YEARS

  CLASS I       $48**    $60       $74       $112
  CLASS II      $32      $46       $73       $149

  For the same Class II investment, you would pay projected expenses of $22 if you did not sell your shares at the end of the first year. Your projected expenses for the remaining periods would be the same.

  THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. The Fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends of each class and are not directly charged to your account.

+If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.

++Although Class II has a lower front-end sales charge than Class I, its Rule 12b-1 fees are higher. Over time you may pay more for Class II shares. Please see "How Do I Buy Shares? - Deciding Which Class to Buy."

+++A Contingent Deferred Sales Charge of 1% may apply to Class I purchases of $1 million or more if you sell the shares within one year and any Class II purchase if you sell the shares within 18 months. There is no front-end sales charge if you invest $1 million or more in Class I shares. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.

* These fees may not exceed 0.10% for Class I and 0.65% for Class II. The combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charge permitted under the NASD's rules.

**Assumes a Contingent Deferred Sales Charge will not apply.

FINANCIAL HIGHLIGHTS

This table summarizes the Fund's financial history. The information has been audited by Coopers & Lybrand L.L.P., the Fund's independent auditors. Their audit report covering each of the most recent five years appears in the financial statements in the Fund's Annual Report to Shareholders for the fiscal year ended May 31, 1996. The Annual Report to Shareholders also includes more information about the Fund's performance. For a free copy, please call Fund Information.


Class I Shares:

Year ended May 31,         1996      1995     1994        1993      1992       1991      1990       1989      1988        1987

Per Share Operating Performance

Net asset value
at beginning of year       $11.75   $11.72    $12.07     $11.45    $10.94    $10.85     $11.05     $10.52     $10.73    $11.19

Net investment income        0.70     0.73      0.75       0.77      0.78      0.80       0.80       0.80       0.80      0.91

Net realized & unrealized
 gain (loss) on securities  (0.279)   0.056    (0.338)     0.630     0.523     0.086     (0.208)     0.542     (0.021)   (0.265)

Total from
 investment operations       0.421    0.786     0.412      1.400     1.303     0.886      0.592      1.342      0.779     0.645

Distributions from
 net investment income      (0.711)  (0.756)   (0.762)    (0.780)   (0.793)   (0.796)    (0.792)    (0.812)    (0.846)   (0.925)

Distributions from
 realized capital gains        -        -         -          -         -         -          -          -       (0.143)   (0.180)

Net Asset
 Value at end of year      $11.46   $11.75    $11.72     $12.07   $11.45      10.94      10.85      11.05      10.52     10.73

Total Return*                3.65%    7.10%     3.18%     12.35%   12.05%      8.20       5.25      12.95       7.33      5.19

Ratios/Supplemental Data

Net assets at end
 of year (in 000's)   $4,709,483 $4,725,056 $4,609,999 $4,339,249 $3,570,851 $3,108,151 $2,914,840 $2,794,766 $2,547,062 $2,558,855

Ratio of expenses
 to average net assets        .58%    0.57%     0.52%     0.52%    0.51%       0.50%      0.50%      0.51%      0.51%    0.52%

Ratio of net investment income
 to average net assets       5.99%    6.39%     6.19%     6.56%    7.01%       7.34%      7.30%      7.42%      7.57%    7.04%

Portfolio turnover rate     28.34%   40.56%    25.67%    12.28%   19.37%      18.62%     15.47%     25.68%     57.94%   33.64%

Class II Shares:

Year ended May 31,                  1996     19951,2

Per Share Operating Performance

Net Asset Value
 at beginning of year              $11.73    $11.50+

Net investment income               0.65       0.05

Net realized & unrealized
 gain (loss) on securities         (0.286)     0.243

Total from
 investment operations              0.364      0.293

Distributions from
 net investment income             (0.644)    (0.063)

Net asset
 value at end of year             $11.45     $11.73

Total Return*                       3.14%      2.56%

Ratios/Supplemental Data

Net assets at end
 of year (in 000's)                $39,047    $1,913

Ratio of expenses
 to average net assets             1.16%      1.09%**

Ratio of net investment
 income to average net assets      5.43%      5.32%**

Portfolio turnover rate           28.34%     40.56%

*Total return measures the change in value over the periods indicated. It is not annualized. It does not include the maximum front-end sales charge or the Contingent Deferred Sales Charge, and assumes reinvestment of dividends and capital gains at Net Asset Value. Prior to May 1, 1994, dividends were reinvested at the maximum Offering Price.

**Annualized.

+The Fund paid a dividend to shareholders of record on the beginning of business, May 1, 1995 in the amount of $0.063 per share. The Net Asset Value per share at beginning of year includes this dividend.

1Per share amounts have been calculated using the daily average shares outstanding during the period.

2For the period May 1, 1995 (effective date) to May 31, 1995.


HOW DOES THE FUND INVEST ITS ASSETS?

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to provide as high a level of dividend income exempt from federal, New York state and New York City income taxes as is consistent with prudent investing, while seeking preservation of shareholder's capital, by investing the Fund's assets in municipal securities exempt from such taxes. The objectives are fundamental policies of the Fund and may not be changed without shareholder approval. Of course, there is no assurance that the Fund's objectives will be achieved.

The Fund will seek to achieve its objectives by investing primarily in New York state, municipal and public authority debt obligations with a maturity of more than one year. In addition, the Fund may also invest its assets in obligations of municipal issuers located in Puerto Rico, the U.S. Virgin Islands and Guam, since dividends paid by the Fund, to the extent attributable to such sources, are exempt from regular federal income taxes and from New York state and New York City personal income taxes.

It is the Fund's current policy to invest at least 65% of the Fund's total assets in securities exempt from New York state individual income taxation. It is possible, although not anticipated, that up to 35% of the Fund's total assets may be in qualifying municipal securities and obligations of state or territory other than New York. As a fundamental policy, at least 80% of the Fund's total assets will be invested in securities exempt from regular federal income tax and the federal alternative minimum tax, except where market conditions due to adverse factors would cause serious erosion of portfolio value, in which case the Fund's assets may temporarily be substantially invested in short-term taxable obligations as a defensive measure to preserve Net Asset Value. During such period, the Fund will not be pursuing its investment objective.

The Fund may invest, without percentage limitations, in securities having at the time of purchase one of the four highest ratings of municipal securities by Moody's Investors Service ("Moody's") (Aaa, Aa, A, Baa), Standard & Poor's Corporation ("S&P") (AAA, AA, A, BBB) or Fitch Investors Service, Inc. ("Fitch") (AAA, AA, A, BBB), or in securities that are unrated if, in the opinion of Advisers, such securities are comparable in quality to those within the four highest ratings. These are considered to be "investment grade" securities. Bonds rated in the fourth highest category are regarded as having an adequate capacity to pay principal and interest but with greater vulnerability to adverse economic conditions and some speculative characteristics. In the event the rating on an issue held in the Fund's portfolio is lowered by the rating services, this change will be considered by the Fund in its evaluation of the overall investment merits of that security, but will not necessarily result in an automatic sale of the security. For a description of the ratings, please see the appendix in the SAI.

Advisers considers the terms of the offering and various other factors when determining whether securities are consistent with the Fund's investment objectives and policies and thereafter when determining the issuer's comparative credit rating. When making these determinations, Advisers may (i) interview representatives of the issuer at its offices, conducting a tour and inspection of the physical facilities of the issuer in an effort to evaluate the issuer and its operations, (ii) perform analysis of the issuer's financial and credit position, including comparisons of all appropriate ratios, and/or (iii) compare other similar securities offerings to the issuer's proposed offering.

Under normal market conditions, the Fund will invest its assets as described above. For temporary defensive purposes, however, the Fund may invest up to 20% of its assets in fixed-income obligations, that pay interest subject to regular federal income tax. Any investments in taxable obligations will be substantially in Treasury bills, commercial paper and obligations of U.S. banks (including commercial banks and savings and loan associations) with assets of $1 billion or more.

TYPES OF SECURITIES THE FUND MAY INVEST IN

The term "municipal securities," as used in this Prospectus, means obligations issued by or on behalf of any state, territory or possession of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. An opinion as to the tax-exempt status of a municipal security is generally rendered to the issuer by the issuer's counsel at the time of issuance of the security.

Municipal securities are used to raise money for various public purposes such as constructing public facilities and making loans to public institutions. Certain types of municipal bonds are issued to provide funding for privately operated facilities.

The Fund has no restrictions on the maturities of municipal securities in which it may invest. The Fund will seek to invest in municipal securities with maturities that, in Advisers' judgment, will provide a high level of current income consistent with prudent investing. Advisers will also consider current market conditions.

It is possible that the Fund from time to time will invest more than 25% of its assets in a particular segment of the municipal securities market, including but not limited to, hospital revenue bonds, housing agency bonds, tax-exempt industrial development revenue bonds, transportation bonds, or pollution control revenue bonds. In these circumstances, economic, business, political, or other changes affecting one bond (such as proposed legislation affecting the financing of a project; shortages or price increases of needed materials; or declining markets or needs for the projects) might also affect other bonds in the same segment, thereby potentially increasing market risk.

Yields on municipal securities vary, depending on a variety of factors including the general condition of the financial and of the municipal securities markets, the size of a particular offering, the maturity of the obligation, and the credit rating of the issuer. Generally, municipal securities of longer maturities produce higher current yields than municipal securities with shorter maturities. Prices of longer term securities, however, typically fluctuate more than those of short-term municipal securities due to changes in interest rates, tax laws and other general market conditions. Lower-rated municipal securities generally produce a higher yield than higher-rated municipal securities due to the perception of a greater degree of risk as to the ability of the issuer to make timely payment of principal and interest on its obligations.

FLOATING AND VARIABLE RATE OBLIGATIONS. The Fund may buy floating rate and variable rate obligations. These obligations bear interest at rates that are not fixed, but that vary with changes in prevailing market rates on predesignated dates. The Fund may also invest in variable or floating rate demand notes ("VRDNs"), which carry a demand feature that permits the Fund to tender the obligation back to the issuer or a third party at par value plus accrued interest prior to maturity, according to the terms of the obligation. Frequently, VRDNs are secured by letters of credit or other credit support arrangements. Although it is not a put option in the usual sense, such a demand feature is sometimes known as a "put." With respect to 75% of the Fund's assets, no more than 5% of such value may be in securities underlying "puts" from the same institution, except that the Fund may invest up to 10% of its asset value in unconditional "puts" (exercisable even in the event of a default in the payment of principal or interest on the underlying security) and other securities issued by the same institution.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may buy and sell municipal securities on a "when-issued" and "delayed delivery" basis. The price is subject to market fluctuation, and the value at delivery may be more or less than the purchase price. Although the Fund will generally buy municipal securities on a when-issued basis with the intention of acquiring the securities, it may sell the securities before the settlement date if it is deemed advisable. When the Fund is the buyer in such a transaction, it will maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of its purchase commitments until payment is made. To the extent the Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with its investment objective and policies and not for the purpose of investment leverage.

CERTIFICATES OF PARTICIPATION. The Fund may invest in municipal lease obligations, primarily through Certificates of Participation ("COPs"). COPs, which are widely used by state and local governments to finance the purchase of property, function much like installment purchase agreements. A COP is created when long-term lease revenue bonds are issued by a governmental corporation to pay for the acquisition of property or facilities that are then leased to a municipality. The payments made by the municipality under the lease are used to repay interest and principal on the obligations issued to buy the property. Once these lease payments are completed, the municipality gains ownership of the property for a nominal sum. This lease format is generally not subject to constitutional limitations on the issuance of state debt, and COPs enable a governmental issuer to increase government liabilities beyond constitutional debt limits.

A feature which distinguishes COPs from municipal debt is that the lease which is the subject of the transaction contains a "nonappropriation" clause. A nonappropriation clause provides that, while the municipality will use its best efforts to make lease payments, the municipality may terminate the lease annually without penalty if the municipality's appropriating body does not allocate the necessary funds. Local administrations, when faced with increasingly tight budgets, have more discretion to curtail payments under COPs than they do to curtail payments on traditionally funded debt obligations. If the government lessee does not appropriate sufficient monies to make lease payments, the lessor or its agent is typically entitled to repossess the property. The private sector value of the property will be more or less than the amount the government lessee was paying.

While the risk of nonappropriation is inherent to COP financing, the Fund believes that this risk is mitigated by its policy of investing only in COPs rated within the four highest rating categories of Moody's, S&P, or Fitch, or in unrated COPs believed by Advisers to be of comparable quality. Criteria considered by the rating agencies and Advisers in assessing this risk include the issuing municipality's credit rating, how essential the leased property is to the municipality and the term of the lease compared to the useful life of the leased property. The Board reviews the COPs held in the Fund's portfolio to assure that they constitute liquid investments based on various factors reviewed by Advisers and monitored by the Board. These factors include (a) the credit quality of the securities and the extent to which they are rated or, if unrated, comply with existing criteria and procedures followed to ensure that they are of comparable quality to the ratings required for the Fund's investment, including an assessment of the likelihood that the leases will not be canceled; (b) the size of the municipal securities market, both in general and with respect to COPs; and (c) the extent to which the type of COPs held by the Fund trade on the same basis and with the same degree of dealer participation as other municipal bonds of comparable credit rating or quality. While there is no limit as to the amount of assets which the Fund may invest in COP's, as of May 31, 1996, the Fund held 31.35% of its assets in these instruments.

PRIVATE ACTIVITY BONDS. The interest on bonds issued to finance public purpose state and local government operations is generally tax-exempt for regular federal income tax purposes. Interest on certain private activity bonds issued after August 7, 1986, while still tax-exempt, constitutes a preference item for taxpayers in determining the federal alternative minimum tax under the Code. This interest may subject you to, or increase liability under, the federal alternative minimum tax. In addition, all distributions derived from interest exempt from regular federal income tax may subject corporate shareholders to, or increase their liability under, the federal alternative minimum tax, because such distributions are included in the corporation's adjusted current earnings. The Fund does not own and does not presently intend to buy any private activity bonds but reserves the right to acquire them in the future.

CALLABLE BONDS. The Fund may buy and hold callable municipal bonds that contain a provision in the indenture permitting the issuer to redeem the bonds prior to their maturity dates at a specified price. This price typically reflects a premium over the bonds' original issue price. These bonds generally have call-protection (that is, a period of time when the bonds may not be called) that usually lasts for 5 to 10 years, after which time these bonds may be called away. An issuer may generally be expected to call its bonds, or a portion of them, during periods of relatively declining interest rates, when borrowings may be replaced at lower rates than those obtained in prior years. If the proceeds of a bond called under such circumstances are reinvested, the result may be a lower overall yield due to lower current interest rates. If the purchase price of the bonds included a premium related to the appreciated value of the bonds, some or all of that premium may not be recovered by bondholders, such as the Fund, depending on the price at which the bonds were redeemed. Other Investment Policies of the Fund

ILLIQUID INVESTMENTS. It is the policy of the Fund that illiquid securities (including securities with legal or contractual restrictions on resale, or other instruments which are not readily marketable or have no readily ascertainable market value) may not constitute, at the time of the purchase, more than 10% of the value of the total net assets of the Fund.

PERCENTAGE RESTRICTIONS. If a percentage restriction noted above is adhered to at the time of investment, a later increase or decrease in the percentage resulting from a change in value of portfolio securities or the amount of net assets will not be considered a violation of any of the foregoing policies.

OTHER POLICIES AND RESTRICTIONS. The Fund has a number of additional investment restrictions that limit its activities to some extent. Some of these restrictions may only be changed with shareholder approval. For a list of these restrictions and more information about the Fund's investment policies, please see "How Does the Fund Invest Its Assets?" and "Investment Restrictions" in the SAI.

WHAT ARE THE FUND'S POTENTIAL RISKS?

The value of your shares will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of Fund shares may also change with movements in the bond market as a whole.

RISK FACTORS IN NEW YORK. This section briefly summarizes certain general economic and political risks that could affect the Fund, in view of the Fund's policy of concentrating its investments in securities issued by public entities in New York. The discussion below is not intended to be comprehensive or to express any opinion on the future course of political or economic events. In addition, it should be read in the context of the Fund's other investment policies, including among others its policies regarding securities ratings and diversification. The discussion is based on information from official statements relating to securities offerings of New York issuers, from independent municipal credit reports and other sources believed to be reliable, but has not been independently verified by the Fund.

NEW YORK STATE ("STATE"). Constitutional challenges to State laws have limited the amount of taxes that political subdivisions can impose on real property. In 1979, the State's highest court declared unconstitutional a State law allowing localities and school districts to impose a special increase in real estate property taxes in order to raise funds for pensions and other uses. Additional court actions have been brought against the State, certain agencies and municipalities relating to financing, the amount of real estate tax, and the use of tax revenues that could affect the ability of the State or its political subdivisions to pay their obligations, require extraordinary appropriations or expenditure reductions, or both, and could have a material adverse effect upon the financial condition of the State and various of its agencies and subdivisions.

A substantial principal amount of bonds issued by various State agencies and authorities are either guaranteed by the State or supported by the State through lease-purchase arrangements, or other contractual or moral obligation provisions. Moral obligation commitments by the State impose no immediate financial obligations on the State and require appropriations by the legislature before any payments can be made. Failure of the State to appropriate necessary amounts or to take other action to permit the authorities and agencies to meet their obligations could result in defaults on such obligations. If a default were to occur, it would likely have a significant adverse impact on the market price of obligations of the State and its authorities and agencies. In recent years, the State has had to appropriate large amounts of funds to enable State agencies to meet their financial obligations and, in some cases, prevent default. Additional assistance is expected to be required in current and future fiscal years since certain localities and authorities continue to experience financial difficulties.

To the extent State agencies and local governments require State assistance to meet their financial obligations, the ability of the state of New York to meet its own obligations as they become due or to obtain additional financing could be adversely affected. This financial situation could result not only in defaults of State and agency obligations but also impairment of the marketability of securities issued by the State, its agencies and local governments.

Beginning in 1989, as a result of the recession that affected the entire nation, the State experienced the largest and longest contraction in its labor force since the 1930s, with a loss of more than 500,000 jobs between mid-1989 and mid-1993. The State's economy has begun to recover, although at a slower pace than that of the nation as a whole. The State's employment is not projected to reach prerecession levels until the end of 1998, with average growth of 1.1% per year compared to the nation's 1.6%. Much of the State's projected increase in employment levels is expected to come from growth in the State's service and trade sectors, which in 1995 accounted for approximately 32.2% and 20.5%, respectively, of the State's total employment. The State's manufacturing sector, which currently represents approximately 12.1% of the State's total employment, is expected to continue to decline.

New York is the third most populated state in the nation. The State's per capita income exceeded the national average by 18.6% in 1994, although real income growth is projected to be 5% in 1996, which is the same growth as projected nationally. Debt levels are considered high both a per capita basis and as a percentage of income. Servicing this debt will continue to impose a burden on the State.

The State's fiscal year 1996 showed signs of continued improvement in the State's financial performance with a decline in the general fund deficit to $3.0 billion. The State's fiscal 1997 budget limited the increase in general fund spending to slightly over 1%.

Current projections for fiscal year 1997 show a budget deficit of as much as $2.7 billion. It is anticipated, however, that the fiscal and debt reforms during the past years will continue in the immediate future.

NEW YORK CITY. In 1975, New York City suffered several financial crises that impaired and continue to impair the borrowing ability of both the City and the State. In that year, the City lost access to public credit markets. The City was not able to sell short-term or long-term notes to the public until 1979 and 1981, respectively. To help New York City out of its financial difficulties, the State Legislature created the Municipal Assistance Corporation ("MAC") in 1975. MAC has the authority to issue bonds and notes and pay or lend the proceeds to the City. MAC also has the authority to exchange its obligations for City obligations. MAC bonds are payable out of certain State sales and use taxes imposed by the City, State stock transfer taxes and per capita State aid to the City. The State is not, however, obligated to continue these taxes, to continue appropriating revenues from these taxes, nor to continue the appropriation of per capita State aid to pay MAC obligations. MAC does not have taxing powers, and its bonds are not obligations enforceable against either the City or the State.

Since 1975, the City's financial condition has been subject to oversight and review by the New York State Financial Control Board (the "FCB"), and since 1978 its financial statements have been audited by independent accounting firms. To be eligible for guarantees and assistance, the City was annually required to submit a financial plan to the FCB for the next four fiscal years, covering the City and certain agencies, showing balanced budgets determined in accordance with generally accepted accounting principles. Although the FCB's powers of prior approval were suspended effective June 30, 1986, because the City had satisfied certain statutory conditions, the City continues to submit four-year plans to the FCB for its review. In the event of a year-end operating deficit greater than $100 million, the FCB has the authority to assume a significant degree of control over the City's finances, which includes the ability to approve or disapprove contracts and the City's four-year financial plan.

On January 17, 1995, S&P placed the City's general obligation bonds on CreditWatch with negative implications, as a result of the City's plan to shift $120 million of current debt costs to future years through the refunding of such debt. This action resulted from an estimated $650 million budget gap for the fiscal year and the role of certain fundamental economic forces. The ratings of the City's short-term notes and insured issues were not affected.

While it appears that the financial services sector will drive growth in tax revenues, the City's high energy costs and overall tax burden relative to surrounding areas have contributed to corporate and residential relocations over the last decade. Employment growth is expected to average only 0.5%, well below the national rate of 1.5%. Consolidations in the banking industry, slower growth in the health care services industry and the services industry generally, and the slowing national economy will slow private sector employment growth in the next year. Personal income reflected a healthy growth of 8.5% during the first 6 months of 1996, due in part to the higher incomes paid in the financial services industry. Wage growth is expected to average 4% per year over the coming years, exceeding the 3.1% U.S. growth rate.

Projections for the City's estimate a budget balance for the fiscal year 1997. Efforts towards spending reductions will still focus on reductions and spending cuts in the areas of welfare and healthcare entitlements, and cuts in City services and personnel.

CONCLUSION. Both the State and City face potential economic problems that could seriously affect their ability to meet their financial obligations. The economic problems of New York City adversely affect the State in numerous ways. In addition, for decades the State economy has grown more slowly than that of the nation as a whole, resulting in a decline in the position of New York as one of the country's wealthiest states. The causes of this decline are varied and complex and some causes reflect international and national trends beyond the State's and City's control. Some analysts feel that this long-term decline is the result of State and local taxation, which is among the highest in the nation, and which may cause corporations to locate outside the State. The current high level of taxes limits the ability of the State and City to impose higher taxes in the event of future difficulties.

DIVERSIFICATION RISK. As a fundamental policy, the Fund may not buy securities of any issuer which would result in more than 5% of the value of the Fund's gross assets being invested in the securities of any one issuer. This limitation does not apply to investments issued or guaranteed by the U.S. government or its instrumentalities and is determined as of the time an investment is made. In determining the issuer of a tax-exempt security, each state and each political subdivision, agency and instrumentality of each state and each multi-state agency of which the state is a member is a separate issuer. Where securities are backed only by assets and revenues of a particular instrumentality, facility or subdivision, the entity is considered the issuer. A bond for which the payments of principal and interest are secured by an escrow account of securities backed by the full faith and credit of the U.S. government ("defeased"), in general, will not be treated as an obligation of the original municipality for purposes of determining issuer diversification under this policy. When the Fund proposes to add to its position in the securities of an issuer, it may value that position at the lesser of cost or current market value, for the sole purpose of determining the amount of that issuer's securities which may be purchased consistent with the 5% limitation described in this paragraph. In addition, the Fund will adhere to the diversification requirements applicable to diversified investment companies under the 1940 Act. Please see "What are the Fund's Potential Risks? - Diversification " in the SAI.

CREDIT AND MARKET RISK. Credit risk is a function of the ability of an issuer of a munici-pal security to make timely interest payments and to pay the principal of a security upon maturity. It is generally reflected in a security's underlying credit rating and its stated interest rate (normally the coupon rate). A change in the credit risk associated with a municipal security may cause a corresponding change in the security's price. Market risk is the risk of price fluctuation of a municipal security caused by changes in general economic and interest rate conditions generally affecting the market as a whole. A municipal security's maturity length also affects its price.

INTEREST RATE RISK. Changes in interest rates will affect the value of the Fund's portfolio and its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to have a negative effect on the value of the Fund's shares. Interest rates have increased and decreased in the past. These changes are unpredictable and may happen again in the future.

WHO MANAGES THE FUND?

THE BOARD. The Board oversees the management of the Fund and elects its officers. The officers are responsible for the Fund's day-to-day operations. The Board also monitors the Fund to ensure no material conflicts exist between the two classes of shares. While none is expected, the Board will act appropriately to resolve any material conflict that may arise.

INVESTMENT MANAGER. Advisers is the investment manager of the Fund and other funds with aggregate assets of over $82 billion, including $43 billion in the municipal securities market. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

MANAGEMENT TEAM. The team responsible for the day-to-day management of the Fund's portfolio is: Mr. Thomas Kenny since 1994, Mr. John B. Pinkham since 1985, and Mr. John Pomeroy since 1993.

Thomas Kenny
Senior Vice President of Advisers

Mr. Kenny is the Director of Franklin's Municipal Bond Department. He holds a Master of Science degree in finance from Golden Gate University and a Bachelor of Arts degree in business and economics from the University of California at Santa Barbara. Mr. Kenny joined Franklin in 1986. He is a member of several municipal securities industry-related committees and associations.

John B. Pinkham
Vice President of Advisers

Mr. Pinkham has a Bachelor of Science degree in business from Columbia University. He has been in the securities industry since 1956 and with Advisers since 1985. He is a member of various industry-related committees and associations.


John Pomeroy
Portfolio Manager of Advisers

Mr. Pomeroy holds a Bachelor of Arts degree in business administration from San Francisco State University. He joined Advisers in 1986. He is a member of several securities industry-related committees and associations.

SERVICES PROVIDED BY ADVISERS. Advisers manages the Fund's assets and makes its investment decisions. Advisers also provides certain administrative services and facilities for the Fund and performs similar services for other funds. Please see "Investment Advisory and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the Fund's Code of Ethics.

MANAGEMENT FEES. During the fiscal year ended May 31, 1996, management fees totaling 0.45% of the average monthly net assets of the Fund were paid to Advisers. Total expenses of Class I and Class II shares, including fees paid to Advisers, were 0.58% and 1.16%.

PORTFOLIO TRANSACTIONS. Advisers tries to obtain the best execution on all transactions. If Advisers believes more than one broker or dealer can provide the best execution, it may consider research and related services and the sale of Fund shares when selecting a broker or dealer. Please see "How Does the Fund Buy Securities For Its Portfolio?" in the SAI for more information.

THE RULE 12B-1 PLANS

Each class has a distribution plan or "Rule 12b-1 Plan" under which it may pay or reimburse Distributors or others for activities primarily intended to sell shares of the class. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates, printing prospectuses and reports used for sales purposes, preparing and distributing sales literature and advertisements, and a prorated portion of Distributors' overhead expenses.

Payments by the Fund under the Class I plan may not exceed 0.10% per year of Class I's average daily net assets. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after certain Class I purchases made without a sales charge, Distributors may keep the Rule 12b-1 fees associated with the purchase.

Under the Class II plan, the Fund may pay Distributors up to 0.50% per year of Class II's average daily net assets to pay Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after a purchase of Class II shares, Distributors may keep this portion of the Rule 12b-1 fees associated with the purchase.

The Fund may also pay a servicing fee of up to 0.15% per year of Class II's average daily net assets under the Class II plan. This fee may be used to pay Securities Dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the Fund on behalf of customers, and similar servicing and account maintenance activities.

The Rule 12b-1 fees charged to each class are based only on the fees attributable to that particular class. For more information, please see "The Fund's Underwriter" in the SAI.

HOW DOES THE FUND MEASURE PERFORMANCE?

From time to time, each class of the Fund advertises its performance. The more commonly used measures of performance are total return, current yield and current distribution rate. Each class may also advertise its taxable-equivalent yield and distribution rate. Performance figures are usually calculated using the maximum sales charge, but certain figures may not include the sales charge.

Total return is the change in value of an investment over a given period. It assumes any dividends and capital gains are reinvested. Current yield for each class shows the income per share earned by that class. The current distribution rate shows the dividends or distributions paid to shareholders of a class. This rate is usually computed by annualizing the dividends paid per share during a certain period and dividing that amount by the current Offering Price of the class. Unlike current yield, the current distribution rate may include income distributions from sources other than dividends and interest received by the Fund. The taxable-equivalent yield and distribution rate show the before-tax yield or distribution rate that would have to be earned from a taxable investment to equal the yield or distribution rate of the class, assuming one or more tax rates.

The investment results of each class will vary. Performance figures are always based on past performance and do not indicate future results. For a more detailed description of how the Fund calculates its performance figures, please see "How Does the Fund Measure Performance?" in the SAI.

HOW IS THE FUND ORGANIZED?

The Fund is a diversified, open-end management investment company, commonly called a mutual fund. It was organized as a New York Corporation on May 14, 1982, and registered with the SEC under the 1940 Act. The Fund began offering two classes of shares on May 1, 1995: Franklin New York Tax-Free Income Fund - Class I and Franklin New York Tax-Free Income Fund - Class II. All shares purchased before that time are considered Class I shares. Additional classes of shares may be offered in the future.

Shares of each class represent proportionate interests in the assets of the Fund and have the same voting and other rights and preferences as the other class of the Fund for matters that affect the Fund as a whole. For matters that only affect one class, however, only shareholders of that class may vote. Each class will vote separately on matters (1) affecting only that class, (2) expressly required to be voted on separately by state corporation law, or (3) required to be voted on separately by the 1940 Act.

The Fund has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.

A meeting of shareholders shall be held annually for the election of directors and for the transaction of other business of the Corporation.

HOW TAXATION AFFECTS YOU AND THE FUND

The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. For more information on tax matters relating to the Fund and its shareholders, see "Additional Information on Distributions and Taxes" in the SAI.

The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Code. By distributing all of its income and meeting certain other requirements relating to the sources of its income and diversification of its assets, the Fund will not be liable for federal income or excise taxes.

By meeting certain requirements of the Code, the Fund has qualified and continues to qualify to pay exempt-interest dividends to you. Exempt-interest dividends are derived from interest income exempt from regular federal income tax and are not subject to regular federal income tax to you. In addition, to the extent that exempt-interest dividends are derived from interest on obligations of New York state and its political subdivisions or from interest on U.S. territorial obligations (including Puerto Rico, the U.S. Virgin Islands and
Guam), they will be exempt from New York state and City personal income taxes. However, for corporate taxpayers subject to the New York state franchise tax, the foregoing categories of interest income will generally be taxable.

To the extent dividends are derived from taxable income from temporary investments (including the discount from certain stripped obligations or their coupons or income from securities loans or other taxable transactions) or from the excess of net short-term capital gain over net long-term capital loss or from ordinary income derived from the sale or disposition of bonds purchased with market discount after April 30, 1993, they are treated as ordinary income whether you have elected to receive them in cash or in additional shares.

From time to time, the Fund may buy a tax-exempt obligation with market discount; that is, for a price that is less than the principal amount of the bond or for a price that is less than the principal amount of the bond where the bond was issued with original issue discount and such market discount exceeds the minimum amount under the Code. For such obligations purchased after April 30, 1993, a portion of the gain on sale or disposition (not to exceed the accrued portion of market discount as of the time of sale or disposition) is treated as ordinary income rather than capital gain. Any distribution to you by the Fund of such ordinary income will be subject to regular federal and state income taxes in your hands. In any fiscal year, the Fund may elect not to distribute to you its taxable ordinary income and to instead pay federal income or excise taxes on this income at the Fund level. The amount of such distributions, if any, is expected to be small.

Pursuant to the Code, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to you until the following January, will be treated for tax purposes as if received by you on December 31 of the calendar year in which they are declared.

Distributions derived from the excess of net long-term capital gain over net short-term capital loss are treated as long-term capital gain regardless of the length of time you have owned Fund shares and regardless of whether you receive distributions in cash or in additional shares.

Redemptions and exchanges of Fund shares are taxable events on which you may realize a gain or loss. Any loss incurred on a sale or exchange of Fund shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares and will be disallowed to the extent of exempt-interest dividends paid with respect to such shares.

The Fund will inform you of the source of your dividends and distributions at the time they are paid and will, promptly after the close of each calendar year, advise you of the tax status for federal income tax purposes of such dividends and distributions, including the portion of the dividends on an average basis which constitutes taxable income or income that is a tax preference item under the federal alternative minimum tax.

If you have not held shares of the Fund for a full calendar year, you may have designated as tax-exempt or as tax preference income a percentage of income which is not equal to the actual amount of tax-exempt or tax preference income earned during the period of your investment in the Fund.

Exempt-interest dividends of the Fund, although exempt from regular federal income tax in your hands, are includable in the tax base for determining the extent to which any social security or railroad retirement benefits you receive will be subject to regular federal income tax. You are required to disclose the receipt of tax-exempt interest dividends on your federal income tax returns.

Interest on indebtedness incurred by you (directly or indirectly) to buy or carry Fund shares may not be fully deductible for federal income tax purposes.

If you are not a U.S. person for purposes of federal income taxation, you should consult with your financial or tax advisor regarding the applicability of U.S. withholding or other taxes on distributions received by you from the Fund and the application of foreign tax laws to these distributions.

ABOUT YOUR ACCOUNT

HOW DO I BUY SHARES?

OPENING YOUR ACCOUNT

To open your account, contact your investment representative or complete and sign the enclosed shareholder application and return it to the Fund with your check. PLEASE INDICATE WHICH CLASS OF SHARES YOU WANT TO BUY. IF YOU DO NOT SPECIFY A CLASS, YOUR PURCHASE WILL BE AUTOMATICALLY INVESTED IN CLASS I SHARES.

                       MINIMUM
                    INVESTMENTS*

To Open Your Account    $100
To Add to Your Account  $ 25

*We may refuse any order to buy shares. Currently, the Fund does not allow investments by Market Timers.

DECIDING WHICH CLASS TO BUY

You should consider a number of factors when deciding which class of shares to buy. IF YOU PLAN TO BUY $1 MILLION OR MORE IN A SINGLE PAYMENT OR YOU QUALIFY TO BUY CLASS I SHARES WITHOUT A SALES CHARGE, YOU MAY NOT BUY CLASS II SHARES.

Generally, you should consider buying Class I shares if:

o you expect to invest in the Fund over the long term;

o you qualify to buy Class I shares at a reduced sales charge; or

o you plan to buy $1 million or more over time.

You should consider Class II shares if:

o you expect to invest less than $100,000 in the Franklin Templeton Funds; and

o you plan to sell a substantial number of your shares within approximately six years or less of your investment.

Class I shares are generally more attractive for long-term investors because of Class II's higher Rule 12b-1 fees. These may accumulate over time to outweigh the lower Class II front-end sales charge and result in lower income dividends for Class II shareholders. If you qualify to buy Class I shares at a reduced sales charge based upon the size of your purchase or through our Letter of Intent or cumulative quantity discount programs, but plan to hold your shares less than approximately six years, you should evaluate whether it is more economical for you to buy Class I or Class II shares.

For purchases of $1 million or more, it is considered more beneficial for you to buy Class I shares since there is no front-end sales charge, even though these purchases may be subject to a Contingent Deferred Sales Charge. Any purchase of $1 million or more is therefore automatically invested in Class I shares. You may accumulate more than $1 million in Class II shares through purchases over time, but if you plan to do this you should determine whether it would be more beneficial for you to buy Class I shares through a Letter of Intent.

Please consider all of these factors before deciding which class of shares to buy. There are no conversion features attached to either class of shares.

PURCHASE PRICE OF FUND SHARES

For Class I shares, the sales charge you pay depends on the dollar amount you invest, as shown in the table below. The sales charge for Class II shares is 1% and, unlike Class I, does not vary based on the size of your purchase.

                                   TOTAL SALES CHARGE    AMOUNT PAID
                                   AS A PERCENTAGE OF   TO DEALER AS A
AMOUNT OF PURCHASE                OFFERING  NET AMOUNT  PERCENTAGE OF
AT OFFERING PRICE                  PRICE    INVESTED   OFFERING PRICE

CLASS I
Under $100,000                     4.25%      4.44%        4.00%
$100,000 but less than $250,000    3.50%      3.63%        3.25%
$250,000 but less than $500,000    2.75%      2.83%        2.50%
$500,000 but less than $1,000,000  2.15%      2.20%        2.00%
$1,000,000 or more*                None       None         None

CLASS II
Under $1,000,000*                  1.00%      1.01%        1.00%

*A Contingent Deferred Sales Charge of 1% may apply to Class I purchases of $1 million or more and any Class II purchase. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge." Please also see "Other Payments to Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases. Purchases of Class II shares are limited to purchases below $1 million.
Please see "Deciding Which Class to Buy."

SALES CHARGE REDUCTIONS AND WAIVERS

 IF YOU QUALIFY TO BUY SHARES UNDER ONE OF THE SALES CHARGE REDUCTION OR
WAIVER CATEGORIES DESCRIBED BELOW, PLEASE INCLUDE A WRITTEN STATEMENT WITH EACH PURCHASE ORDER EXPLAINING WHICH PRIVILEGE APPLIES. If you don't include this statement, we cannot guarantee that you will receive the sales charge reduction or waiver.

CUMULATIVE QUANTITY DISCOUNTS - CLASS I ONLY. To determine if you may pay a reduced sales charge, the amount of your current Class I purchase is added to the cost or current value, whichever is higher, of your Class I and Class II shares in the Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts.

LETTER OF INTENT - CLASS I ONLY. You may buy Class I shares at a reduced sales charge by completing the Letter of Intent section of the shareholder application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay on Class I shares.

BY COMPLETING THE LETTER OF INTENT SECTION OF THE SHAREHOLDER APPLICATION, YOU ACKNOWLEDGE AND AGREE TO THE FOLLOWING:

 o You authorize Distributors to reserve 5% of your total intended purchase in Class I shares registered in your name until you fulfill your Letter.

 o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

 o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the Letter.

 o Although you may exchange your shares, you may not sell reserved shares until you complete the Letter or pay the higher sales charge.

Your periodic statements will include the reserved shares in the total shares you own. We will pay or reinvest dividend and capital gain distributions on the reserved shares as you direct.

If you would like more information about the Letter of Intent privilege, please see "How Do I Buy, Sell and Exchange Shares? - Letter of Intent" in the SAI or call Shareholder Services.

GROUP PURCHASES - CLASS I ONLY. If you are a member of a qualified group, you may buy Class I shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

 o   Was formed at least six months ago,

 o   Has a purpose other than buying Fund shares at a discount,

 o   Has more than 10 members,

 o   Can arrange for meetings between our representatives and group members,

 o Agrees to include sales and other Franklin Templeton Fund materials in publications and mailings to its members at reduced or no cost to Distributors,

 o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

 o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

SALES CHARGE WAIVERS. The Fund's sales charges (front-end and contingent deferred) will not apply to certain purchases. For waiver categories 1 and 2 below: (i) the distributions or payments must be reinvested within 365 days of their payment date, and (ii) Class II distributions may be reinvested in either Class I or Class II shares. Class I distributions may only be reinvested in Class I shares.

The Fund's sales charges will not apply if you are buying Class I shares with money from the following sources or Class II shares with money from the sources in waiver categories 1 or 3:

1. Dividend and capital gain distributions from any Franklin Templeton Fund or a REIT sponsored or advised by Franklin Properties, Inc.

2. Annuity payments received under either an annuity option or from death benefit proceeds, only if the annuity contract offers as an investment option the Franklin Valuemark Funds, Templeton Variable Annuity Fund, the Templeton Variable Products Series Fund, or the Franklin Government Securities Trust. You should contact your tax advisor for information on any tax consequences that may apply.

3.   Redemptions from any Franklin Templeton Fund if you:

     o    Originally paid a sales charge on the shares,

     o    Reinvest the money within 365 days of the redemption date, and

     o    Reinvest the money in the same class of shares.

An exchange is not considered a redemption for this privilege. The Contingent Deferred Sales Charge will not be waived if the shares reinvested were subject to a Contingent Deferred Sales Charge when sold. We will credit your account in shares, at the current value, in proportion to the amount reinvested for any Contingent Deferred Sales Charge paid in connection with the earlier redemption, but a new Contingency Period will begin.

If you immediately placed your redemption proceeds in a Franklin Bank CD, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover.

4.   Redemptions from other mutual funds

If you sold shares of a fund that is not a Franklin Templeton Fund within the past 60 days, you may invest the proceeds without any sales charge if (a) the investment objectives were similar to the Fund's, and (b) your shares in that fund were subject to any front-end or contingent deferred sales charges at the time of purchase. You must provide a copy of the statement showing your redemption.

The Fund's sales charges will also not apply to Class I purchases by:

5. Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

6. An Eligible Governmental Authority. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.

7. Broker-dealers and qualified registered investment advisors who have entered into a supplemental agreement with Distributors for their clients who are participating in comprehensive fee programs, sometimes known as wrap fee programs.

8. Registered Securities Dealers and their affiliates, for their investment accounts only

9. Current employees of Securities Dealers and their affiliates and their family members, as allowed by the internal policies of their employer

10. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies

11. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

12.  Accounts managed by the Franklin Templeton Group

13. Certain unit investment trusts and their holders reinvesting distributions from the trusts

OTHER PAYMENTS TO SECURITIES DEALERS

The payments below apply to Securities Dealers who initiate and are responsible for Class II purchases and certain Class I purchases made without a sales charge. A Securities Dealer may only receive one of these payments for each qualifying purchase. Securities Dealers who receive payments under items 1 or 2 below will earn the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase. The payments described below are paid by Distributors or one of its affiliates, at its own expense, and not by the Fund or its shareholders.

1. Securities Dealers may receive up to 1% of the purchase price for Class II purchases.

2. Securities Dealers will receive up to 0.75% of the purchase price for Class I purchases of $1 million or more.

3. Securities Dealers may receive up to 0.25% of the purchase price for Class I purchases made under waiver categories 5 and 6 above.

PLEASE SEE "HOW DO I BUY, SELL AND EXCHANGE SHARES - OTHER PAYMENTS TO SECURITIES DEALERS" IN THE SAI FOR ANY BREAKPOINTS THAT MAY APPLY.

Securities Dealers may receive additional compensation from Distributors or an affiliated company in connection with selling shares of the Franklin Templeton Funds. Compensation may include financial assistance for conferences, shareholder services, automation, sales or training programs, or promotional activities. Registered representatives and their families may be paid for travel expenses, including lodging, in connection with business meetings or seminars. In some cases, this compensation may only be available to Securities Dealers whose representatives have sold or are expected to sell significant amounts of shares. Securities Dealers may not use sales of the Fund's shares to qualify for this compensation if prohibited by the laws of any state or self-regulatory agency, such as the NASD.

MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?

We offer a wide variety of funds. If you would like, you can move your investment from your Fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

If you own Class I shares, you may exchange into any of our money funds except Franklin Templeton Money Fund II ("Money Fund II"). Money Fund II is the only money fund exchange option available to Class II shareholders. Unlike our other money funds, shares of Money Fund II may not be purchased directly and no drafts (checks) may be written on Money Fund II accounts.

Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums. Some Franklin Templeton Funds do not offer Class II shares.

METHOD              STEPS TO FOLLOW

BY MAIL             1. Send us written instructions signed by all account owners

                    2. Include any outstanding share certificates for the shares you're exchanging

BY PHONE            Call Shareholder Services or TeleFACTS(R)

                    If you do not want the ability to exchange by phone, please let us know.

THROUGH YOUR DEALER Call your investment representative

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

WILL SALES CHARGES APPLY TO MY EXCHANGE?

You generally will not pay a front-end sales charge on exchanges.

If you have held your shares less than six months, however, you will pay the percentage difference between the sales charge you previously paid and the applicable sales charge of the new fund. If you have never paid a sales charge on your shares because, for example, they have always been held in a money fund, you will pay the Fund's applicable sales charge no matter how long you have held your shares. These charges may not apply if you qualify to buy shares without a sales charge.

We will not impose a Contingent Deferred Sales Charge when you exchange shares. Any shares subject to a Contingent Deferred Sales Charge at the time of exchange, however, will remain so in the new fund. See the discussion on Contingent Deferred Sales Charges below and under "How Do I Sell Shares?"

CONTINGENT DEFERRED SALES CHARGE - CLASS I. For accounts with Class I shares subject to a Contingent Deferred Sales Charge, shares are exchanged into the new fund in the order they were purchased. If you exchange Class I shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period.

CONTINGENT DEFERRED SALES CHARGE - CLASS II. For accounts with Class II shares subject to a Contingent Deferred Sales Charge, shares are exchanged into the new fund proportionately based on the amount of shares subject to a Contingent Deferred Sales Charge and the length of time the shares have been held. For example, suppose you own $1,000 in shares that have never been subject to a CDSC, such as shares from the reinvestment of dividends and capital gains ("free shares"), $2,000 in shares that are no longer subject to a CDSC because you have held them for longer than 18 months ("matured shares"), and $3,000 in shares that are still subject to a CDSC ("CDSC liable shares"). If you exchange $3,000 into a new fund, $500 will be exchanged from free shares, $1,000 from matured shares, and $1,500 from CDSC liable shares.

Likewise, CDSC liable shares purchased at different times will be exchanged into a new fund proportionately. For example, assume you purchased $1,000 in shares 3 months ago, 6 months ago, and 9 months ago. If you exchange $1,500 into a new fund, $500 will be exchanged from shares purchased at each of these three different times.

While Class II shares are exchanged proportionately, they are redeemed in the order purchased. In some cases, this means exchanged shares may be CDSC liable even though they would not be subject to a Contingent Deferred Sales Charge if they were sold. We believe the proportional method of exchanging Class II shares more closely reflects the expectations of Class II shareholders if shares are sold during the Contingency Period. The tax consequences of a sale or exchange are determined by the Code and not by the method used by the Fund to transfer shares.

If you exchange your Class II shares for shares of Money Fund II, the time your shares are held in that fund will count towards the completion of any Contingency Period.

EXCHANGE RESTRICTIONS

Please be aware that the following restrictions apply to exchanges:

 o   You may only exchange shares within the SAME CLASS.

 o The accounts must be identically registered. You may exchange shares from a Fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. PLEASE NOTIFY US IN WRITING IF YOU DO NOT WANT THIS OPTION TO BE AVAILABLE ON YOUR ACCOUNT(S). Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

 o   The fund you are exchanging into must be eligible for sale in your state.

 o We may modify or discontinue our exchange policy if we give you 60 days' written notice.

 o   Currently, the Fund does not allow investments by Market Timers.

Because excessive trading can hurt Fund performance and shareholders, we may refuse any exchange purchase if (i) we believe the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund.

HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time.

Method              Steps to Follow

BY MAIL             1. Send us written instructions signed by all account owners

                    2. Include any outstanding share certificates for the shares you are selling

                    3. Provide a signature guarantee if required

                    4. Corporate, partnership and trust accounts may need to
                       send additional documents. Accounts under court jurisdiction may have additional requirements.

BY PHONE            Call Shareholder Services

(Only available     Telephone requests will be accepted:
if you have         o If the request is $50,000 or less. Institutional
completed and sent    accounts may exceed $50,000 by completing a separate
to us the telephone   agreement. Call Institutional Services to receive a copy.
redemption agreement
included with       o If there are no share certificates issued for the shares
this prospectus)       you want to sell or you have already returned them to
                       the Fund

                    o Unless the address on your account was changed by phone
                      within the last 30 days

THROUGH YOUR DEALER   Call your investment representative

We will send your redemption check within seven days after we receive your request in proper form. If you sell your shares by phone, the check may only be made payable to all registered owners on the account and sent to the address of record. We are not able to receive or pay out cash in the form of currency.

If you sell shares you just purchased with a check or draft, we may delay sending you the proceeds for up to 15 days or more to allow the check or draft to clear. A certified or cashier's check may clear in less time.

Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

CONTINGENT DEFERRED SALES CHARGE

For Class I purchases, if you did not pay a front-end sales charge because you invested $1 million or more or agreed to invest $1 million or more under a Letter of Intent, a Contingent Deferred Sales Charge may apply if you sell all or a part of your investment within the Contingency Period. Once you have invested $1 million or more, any additional Class I investments you make without a sales charge may also be subject to a Contingent Deferred Sales Charge if they are sold within the Contingency Period. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.

We will first redeem shares not subject to the charge in the following order:

1) A calculated number of shares equal to the capital appreciation on shares held less than the Contingency Period,

2) Shares purchased with reinvested dividends and capital gain distributions, and

3) Shares held longer than the Contingency Period.

We then redeem shares subject to the charge in the order they were purchased.

Unless otherwise specified, when you request to sell a stated DOLLAR AMOUNT, we will redeem additional shares to cover any Contingent Deferred Sales Charge. For requests to sell a stated NUMBER OF SHARES, we will deduct the amount of the Contingent Deferred Sales Charge, if any, from the sale proceeds.

WAIVERS. We waive the Contingent Deferred Sales Charge for:

o Exchanges

o Account fees

o Sales of shares purchased pursuant to a sales charge waiver

o Redemptions by the Fund when an account falls below the minimum required account size

o Redemptions following the death of the shareholder or beneficial owner

o Redemptions through a systematic withdrawal plan set up before February 1,
  1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% a month of an account's Net Asset Value (3% quarterly, 6% semiannually or 12% annually). For example, if you maintain an annual balance of $1 million in Class I shares, you can withdraw up to $120,000 annually through a systematic withdrawal plan free of charge. Likewise, if you maintain an annual balance of $10,000 in Class II shares, $1,200 may be withdrawn annually free of charge.

WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?

The Fund declares dividends from its net investment income monthly to shareholders of record on the last business day of that month and pays them on or about the 15th day of the next month.

Capital gains, if any, may be distributed annually, usually in December.

Dividends and capital gains are calculated and distributed the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the Rule 12b-1 fees of each class.

Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. THE FUND DOES NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN ITS SHARES.

If you buy shares shortly before the record date, please keep in mind that any distribution will lower the value of the Fund's shares by the amount of the distribution.

DISTRIBUTION OPTIONS

You may receive your distributions from the Fund in any of these ways:

1. BUY ADDITIONAL SHARES OF THE FUND - You may buy additional shares of the same class of the Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge) by reinvesting capital gain distributions, or both dividend and capital gain distributions. If you own Class II shares, you may also reinvest your distributions in Class I shares of the Fund. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. BUY SHARES OF OTHER FRANKLIN TEMPLETON FUNDS - You may direct your distributions to buy the same class of shares of another Franklin Templeton Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). If you own Class II shares, you may also direct your distributions to buy Class I shares of another Franklin Templeton Fund. Many shareholders find this a convenient way to diversify their investments.

3. RECEIVE DISTRIBUTIONS IN CASH - You may receive dividends, or both dividend and capital gain distributions in cash. If you have the money sent to another person or to a checking account, you may need a signature guarantee. If you send the money to a checking account, please see "Electronic Fund Transfers" under "Services to Help You Manage Your Account."

TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS 6 AND 7 OF THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF YOU DO NOT SELECT AN OPTION, WE WILL AUTOMATICALLY REINVEST DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS IN THE SAME CLASS OF THE FUND. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days prior to the record date for us to process the new option.

TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS

HOW AND WHEN SHARES ARE PRICED

The Fund is open for business each day the Exchange is open. We determine the Net Asset Value per share of each class as of the scheduled close of the Exchange, generally 1:00 p.m. Pacific time. You can find the prior day's closing Net Asset Value and Offering Price for each class in many newspapers.

The Net Asset Value of all outstanding shares of each class is calculated on a pro rata basis. It is based on each class' proportionate participation in the Fund, determined by the value of the shares of each class. Each class, however, bears the Rule 12b-1 fees payable under its Rule 12b-1 plan. To calculate Net Asset Value per share of each class, the assets of each class are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares of the class outstanding. The Fund's assets are valued as described under "How Are Fund Shares Valued?" in the SAI.

THE PRICE WE USE WHEN YOU BUY OR SELL SHARES

You buy shares at the Offering Price of the class you wish to purchase, unless you qualify to buy shares at a reduced sales charge or with no sales charge. The Offering Price of each class is based on the Net Asset Value per share of the class and includes the maximum sales charge. We calculate it to two decimal places using standard rounding criteria. You sell shares at Net Asset Value.

We will use the Net Asset Value next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the Fund. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.

PROPER FORM

An order to buy shares is in proper form when we receive your signed shareholder application and check. Written requests to sell or exchange shares are in proper form when we receive written instructions signed by all registered owners, with a signature guarantee if necessary. We must also receive any outstanding share certificates for those shares.

WRITTEN INSTRUCTIONS

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

o Your name,

o The Fund's name,

o The class of shares,

o A description of the request,

o For exchanges, the name of the fund you're exchanging into,

o Your account number,

o The dollar amount or number of shares, and

o A telephone number where we may reach you during the day, or in the evening if preferred.

SIGNATURE GUARANTEES

For our mutual protection, we require a signature guarantee in the following situations:

1) You wish to sell over $50,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4) We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature and may be obtained from certain banks, brokers or other eligible guarantors. YOU SHOULD VERIFY THAT THE INSTITUTION IS AN ELIGIBLE GUARANTOR PRIOR TO SIGNING. A NOTARIZED SIGNATURE IS NOT SUFFICIENT.

SHARE CERTIFICATES

We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form. In this case, you should send the certificate and assignment form in separate envelopes.

TELEPHONE TRANSACTIONS

You may initiate many transactions by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.

We may only be liable for losses resulting from unauthorized telephone transactions if we do not follow reasonable procedures designed to verify the identity of the caller. When you call, we will request personal or other identifying information, and will also record calls. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that telephone instructions are genuine. If this occurs, we will not be liable for any loss.

If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send written instructions to us, as described elsewhere in this prospectus. If you are unable to execute a transaction by telephone, we will not be liable for any loss.

ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS

When you open an account, you need to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

JOINT OWNERSHIP. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, ALL owners must sign instructions to process transactions and changes to the account. Even if the law in your state says otherwise, you will not be able to change owners on the account unless all owners agree in writing. If you would like another person or owner to sign for you, please send us a current power of attorney.

GIFTS AND TRANSFERS TO MINORS. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

TRUSTS. If you register your account as a trust, you should have a valid written trust document to avoid future disputes or possible court action over who owns the account.

REQUIRED DOCUMENTS. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

TYPE OF ACCOUNT     DOCUMENTS REQUIRED

CORPORATION         Corporate Resolution

PARTNERSHIP         1. The pages from the partnership agreement that identify
                       the general partners, or

                    2. A certification for a partnership agreement

TRUST               1. The pages from the trust document that identify the
                       trustees, or

                    2. A certification for trust

STREET OR NOMINEE ACCOUNTS. If you have Fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we will not process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

ELECTRONIC INSTRUCTIONS. If there is a Securities Dealer or other representative of record on your account, we are authorized to use and execute electronic instructions. We can accept electronic instructions directly from your dealer or representative without further inquiry. Electronic instructions may be processed through the services of the NSCC, which currently include the NSCC's "Networking," "Fund/SERV," and "ACATS" systems, or through Franklin/Templeton's PCTrades II(TM) System.

TAX IDENTIFICATION NUMBER

For tax reasons, we must have your correct Social Security or tax identification number on a signed shareholder application or applicable tax form. Federal law requires us to withhold 31% of your taxable distributions and sale proceeds if
(i) you have not furnished a certified correct taxpayer identification number,
(ii) you have not certified that withholding does not apply, (iii) the IRS or a Securities Dealer notifies the Fund that the number you gave us is incorrect, or
(iv) you are subject to backup withholding.

We may refuse to open an account if you fail to provide the required tax identification number and certifications. We may also close your account if the IRS notifies us that your tax identification number is incorrect. If you complete an "awaiting TIN" certification, we must receive a correct tax identification number within 60 days of your initial purchase to keep your account open.

KEEPING YOUR ACCOUNT OPEN

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $50. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $100.

SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

AUTOMATIC INVESTMENT PLAN

Our automatic investment plan offers a convenient way to invest in the Fund. Under the plan, you can have money transferred automatically from your checking account to the Fund each month to buy additional shares. If you are interested in this program, please refer to the automatic investment plan application included with this prospectus or contact your investment representative. The market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by notifying Investor Services by mail or phone.

AUTOMATIC PAYROLL DEDUCTION

You may have money transferred from your paycheck to the Fund to buy additional shares. Your investments will continue automatically until you instruct the Fund and your employer to discontinue the plan. To process your investment, we must receive both the check and payroll deduction information in required form. Due to different procedures used by employers to handle payroll deductions, there may be a delay between the time of the payroll deduction and the time we receive the money.

SYSTEMATIC WITHDRAWAL PLAN

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50.

If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account. If you choose to have the money sent to a checking account, please see "Electronic Fund Transfers" below.

You will generally receive your payment by the fifth business day of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

Because of the front-end sales charge, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a Contingent Deferred Sales Charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us in writing at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? Systematic Withdrawal Plan" in the SAI for more information.

ELECTRONIC FUND TRANSFERS

You may choose to have dividend and capital gain distributions from the Fund or payments under a systematic withdrawal plan sent directly to a checking account. If the checking account is with a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. We will send any payments made during that time to the address of record on your account.

TELEFACTS(R)

From a touch-tone phone, you may call our TeleFACTS system (day or night) at 1-800/247-1753 to:

o obtain information about your account;

o obtain price and performance information about any Franklin Templeton Fund;

o exchange shares between identically registered Franklin accounts; and

o request duplicate statements and deposit slips.

You will need the code number for each class to use TeleFACTS. The code numbers for Class I and Class II are 115 and 215.

STATEMENTS AND REPORTS TO SHAREHOLDERS

We will send you the following statements and reports on a regular basis:

o Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. PLEASE VERIFY THE ACCURACY OF YOUR STATEMENTS WHEN YOU RECEIVE THEM.

o Financial reports of the Fund will be sent every six months. To reduce Fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the Fund's financial reports or an interim quarterly report.

INSTITUTIONAL ACCOUNTS

Additional methods of buying, selling or exchanging shares of the Fund may be available to institutional accounts. For further information, call Institutional Services.

AVAILABILITY OF THESE SERVICES

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the Fund may not be able to offer these services directly to you. Please contact your investment representative.

WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?

If you have any questions about your account, you may write to Investor Services at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. The Fund, Distributors and Advisers are also located at this address. You may also contact us by phone at one of the numbers listed below.

                                        HOURS OF OPERATION (PACIFIC TIME)
DEPARTMENT NAME        TELEPHONE NO.    (MONDAY THROUGH FRIDAY)

Shareholder Services   1-800/632-2301   5:30 a.m. to 5:00 p.m.
Dealer Services        1-800/524-4040   5:30 a.m. to 5:00 p.m.
Fund Information       1-800/DIAL BEN   5:30 a.m. to 8:00 p.m.
                      (1-800/342-5236)  6:30 a.m. to 2:30 p.m. (Saturday)
Retirement Plans       1-800/527-2020   5:30 a.m. to 5:00 p.m.
Institutional Services 1-800/321-8563   6:00 a.m. to 5:00 p.m.
TDD (hearing impaired) 1-800/851-0637   5:30 a.m. to 5:00 p.m.

Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

GLOSSARY

USEFUL TERMS AND DEFINITIONS

1940 ACT - Investment Company Act of 1940, as amended

ADVISERS - Franklin Advisers, Inc., the Fund's investment manager

BOARD - The Board of Directors of the Fund

CD - Certificate of deposit

CLASS I AND CLASS II - The Fund offers two classes of shares, designated "Class I" and "Class II." The two classes have proportionate interests in the Fund's portfolio. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans.

CODE - Internal Revenue Code of 1986, as amended

CONTINGENCY PERIOD - For Class I shares, the 12 month period during which a Contingent Deferred Sales Charge may apply. For Class II shares, the contingency period is 18 months. Regardless of when during the month you purchased shares, they will age one month on the last day of that month and each following month.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - A sales charge of 1% that may apply if you sell your shares within the Contingency Period.

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Directors."

ELIGIBLE GOVERNMENTAL AUTHORITY - Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment and that can only buy shares of the Fund without paying sales charges.

EXCHANGE - New York Stock Exchange

FRANKLIN FUNDS - The mutual funds in the Franklin Group of Funds(R) except Franklin Valuemark Funds and the Franklin Government Securities Trust

FRANKLIN TEMPLETON FUNDS - The Franklin Funds and the Templeton Funds

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

LETTER - Letter of Intent

MARKET TIMER(S) - Market Timers generally include market timing or allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern.

NASD - National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation

OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 4.25% for Class I and 1% for Class II.

REIT - Real Estate Investment Trust

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

TELEFACTS(R) - Franklin Templeton's automated customer servicing system

TEMPLETON FUNDS - The U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund

U.S. - United States

WE/OUR/US - Unless the context indicates a different meaning, these terms refer to the Fund and/or Investor Services, Distributors, or another wholly owned subsidiary of Resources.



                          SUPPLEMENT DATED MAY 1, 1997
                   TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                     FRANKLIN NEW YORK TAX-FREE INCOME FUND
                              DATED OCTOBER 1, 1996

The Statement of Additional Information is amended as follows:

I. The section "Officers and Directors" is revised to add the following:

 As of April 8, 1997, the officers and Board members, as a group, owned of record and beneficially the following shares of the Fund: approximately 23,631 Class I shares, or less than 1% of the total outstanding Class I shares of the Fund.

II. The first two paragraphs under "Investment Advisory and Other Services" are replaced in their entirety with the following:

 INVESTMENT MANAGER AND SERVICES PROVIDED. As of October 1, 1996, the Fund's investment manager is Franklin Investment Advisory Services, Inc. ("Investment Advisory"). Investment Advisory provides investment research and portfolio management services, including the selection of securities for the Fund to buy, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. Investment Advisory's extensive research activities include, as appropriate, traveling to meet with issuers and to review project sites. Investment Advisory's activities are subject to the review and supervision of the Board to whom Investment Advisory renders periodic reports of the Fund's investment activities. Investment Advisory and its officers, directors and employees are covered by fidelity insurance for the protection of the Fund.

 References throughout the SAI to "Advisers" are replaced with "Investment Advisory" where applicable.

III. The following section is added after the "Management Agreement" section under "Investment Advisory and Other Services":

ADMINISTRATIVE SERVICES. Under an agreement with Investment Advisory, Franklin Templeton Services, Inc. ("FT Services") provides certain administrative services and facilities for the Fund. These include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services is a wholly owned subsidiary of Resources.

Under its administration agreement, Investment Advisory pays FT Services a monthly administration fee equal to an annual rate of 0.15% of the Fund's average daily net assets up to $200 million, 0.135% of average daily net assets over $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.075% of average daily net assets over $1.2 billion. The fee is paid by Investment Advisory. It is not a separate expense of the Fund.

IV. The following paragraph is added to the section "Other Payments to Securities Dealers" under "How Do I Buy, Sell and Exchange Shares? - Additional Information on Buying Shares":

 Distributors and/or its affiliates provide financial support to various Securities Dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a Securities Dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a Securities Dealer's support of, and participation in, Distributors' marketing programs; a Securities Dealer's compensation programs for its registered representatives; and the extent of a Securities Dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to Securities Dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain Securities Dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the NASD's rules.

V. The first paragraph under "How Do I Buy, Sell and Exchange Shares? - Additional Information on Selling Shares" is replaced in its entirety with the following:

 SYSTEMATIC WITHDRAWAL PLAN. There are no service charges for establishing or maintaining a systematic withdrawal plan. Once your plan is established, any distributions paid by the Fund will be automatically reinvested in your account. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day for Class I shares and on the prior business day for Class II shares. If the processing dates are different, the date of the Net Asset Value used to redeem the shares will also be different for Class I and Class II shares.

VI. The following paragraphs are added under "How Does the Fund Measure Performance?":

 TOTAL RETURN

 The average annual total return for Class I for the one-, five- and ten-year periods ended November 30, 1996, was 0.75%, 6.61% and 7.00%, respectively. The average annual total return for Class II for the one-year period ended November 30, 1996, and since inception was 2.54% and 6.46%, respectively.

 The cumulative total return for Class I for the one-, five- and ten-year periods ended November 30, 1996, was 0.75%, 37.71% and 96.63%, respectively. The cumulative total return for Class II for the one-year period ended November 30, 1996, and since inception was 2.54% and 10.43%, respectively.

 YIELD

 The yield for each class for the 30-day period ended November 30, 1996, was 4.94% for Class I and 4.53% for Class II.

 The taxable-equivalent yield for each class for the 30-day period ended November 30, 1996, was 9.25% for Class I and 8.48% for Class II.

 CURRENT DISTRIBUTION RATE

 The current distribution rate for each class for the 30-day period ended November 30, 1996, was 5.57% for Class I and 5.19% for Class II.

 The taxable-equivalent distribution rate for each class for the 30-day period ended November 30, 1996, was 10.43% for Class I and 9.72% for Class II.

VII. The following paragraph is added to the section "Financial Statements":

 The unaudited financial statements contained in the Semi-Annual Report to Shareholders of the Fund, for the six month period ended November 30, 1996, are incorporated herein by reference.

FRANKLIN
NEW YORK TAX-FREE
INCOME FUND

STATEMENT OF ADDITIONAL INFORMATION

OCTOBER 1, 1996

777 Mariners Island Blvd., P.O. Box 7777
San Mateo, CA 94403-7777  1-800/DIAL BEN


Table of Contents

How Does the Fund Invest Its Assets?.................   2
What Are the Fund's Potential Risks?.................   4
Investment Restrictions..............................   5
Officers and Directors...............................   6
Investment Advisory and Other Services ..............   9
How Does the Fund Buy  Securities For Its Portfolio?.  10
How Do I Buy, Sell and Exchange Shares?..............  10
How Are Fund Shares Valued?..........................  13
Additional Information on
 Distributions and Taxes.............................  14
The Fund's Underwriter ..............................  15
How Does the Fund
 Measure Performance?................................  17
Miscellaneous Information ...........................  19
Financial Statements.................................  20
Useful Terms and Definitions ........................  20

Appendix
Description of Ratings...............................  21

When reading this SAI, you will see certain terms in capital letters. This means the term is explained under "Useful Terms and Definitions."


Franklin New York Tax-Free Income Fund (the "Fund") is a diversified, open-end management investment company. The Fund's investment objective is to provide as high a level of dividend income which is exempt from federal, New York state and New York City income taxes as is consistent with prudent investing, while seeking preservation of shareholders' capital. The Fund seeks to achieve its objective by investing primarily in long-term New York state municipal and public authority debt obligations. The Fund will invest in securities which have been rated in the four highest categories by nationally recognized statistical rating organizations such as Moody's Investors Service ("Moody's"), Standard & Poor's Corporation ("S&P") or Fitch Investors Service, Inc. ("Fitch") or, if unrated, deemed by Advisers to be of comparable quality to the four highest ratings categories, at the time of investment.

The Prospectus, dated October 1, 1996, as may be amended from time to time, contains the basic information you should know before investing in the Fund. For a free copy, call 1-800/DIAL BEN or write the Fund at the address shown.

THIS SAI IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUS. THIS SAI IS INTENDED TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE FUND, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.


MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

o ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK;

o ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


RATINGS

The ratings of Moody's, S&P and Fitch represent their opinions with respect to the issuers ability to pay interest and repay principal, although they do not purport to reflect the risk of fluctuations in market value and are not absolute standards of quality. On May 31, 1996, 100% of the Fund's invested assets were invested in tax-exempt securities of which 21.7% had a triple-A rating by Moody's, S&P or Fitch; 15.6% a double-A; 15.2% a single A; 45.6% a triple-B; 1.0% a double-B; and 0.9% a single-B. Securities unrated by the rating agencies represented 5.2% of the invested assets, of which 5.1% was considered by Advisers to be comparable to a triple-A rating and 0.1% to a single-A rating. For an explanation of these ratings, please see "Appendix Description of Ratings."

HOW DOES THE FUND INVEST ITS ASSETS?

The following provides more detailed information about some of the securities the Fund may buy and its investment policies. You should read it together with the section in the Prospectus entitled "How Does the Fund Invest Its Assets?"

MUNICIPAL SECURITIES

The Prospectus describes the general categories and nature of municipal securities. Discussed below are the major attributes of the various municipal and other securities in which the Fund may invest.

TAX ANTICIPATION NOTES. Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, which will be used to pay the notes. They are usually general obligations of the issuer, secured by the taxing power for the payment of principal and interest.

REVENUE ANTICIPATION NOTES. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They are usually general obligations of the issuer.

BOND ANTICIPATION NOTES. Bond Anticipation Notes are normally issued to provide interim financing until long-term financing can be arranged. Long-term bonds then provide the money for the repayment of the notes.

CONSTRUCTION LOAN NOTES. Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association or the Government National Mortgage Association.

TAX-EXEMPT COMMERCIAL PAPER. Tax-Exempt Commercial Paper typically represents a short-term obligation (270 days or less) issued by a municipality to meet working capital needs.

MUNICIPAL BONDS. Municipal Bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds.

1. GENERAL OBLIGATION BONDS. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

2. REVENUE BONDS. A revenue bond is not secured by the full faith, credit and taxing power of an issuer. Rather, the principal security for a revenue bond is generally the net revenue derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water, and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security behind these bonds may vary. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Many bonds provide additional security in the form of a debt service reserve fund, from which money may be used to make principal and interest payments on the issuer's obligations. Some authorities are provided with further security in the form of state assurance (although without obligation) to make up deficiencies in the debt service reserve fund.

INDUSTRIAL DEVELOPMENT REVENUE BONDS. These are, in most cases, revenue bonds and are issued by or on behalf of public authorities to raise money for the financing of various privately operated facilities for business manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is solely dependent on the ability of the facilities user to meet its financial obligations and the pledge, if any, of the real and personal property so financed as security for such payment. The Fund will buy industrial development revenue bonds only to the extent that the interest paid by a particular bond is tax-exempt pursuant to the Tax Reform Act of 1986, which limited the types of facilities that may be financed with tax-exempt industrial development and private activity bonds and the amounts of such bonds each state may issue.

VARIABLE OR FLOATING RATE DEMAND NOTES ("VRDNS"). As stated in the Prospectus, VRDNs are tax-exempt obligations that contain a floating or variable interest rate and a right of demand, which may be unconditional, to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates, either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to the instrument. The interest rates are adjustable, at intervals ranging from daily up to monthly, and are calculated to maintain the market value of the VRDN at approximately its par value on the adjustment date.

WHEN-ISSUED PURCHASES. New issues of municipal securities are offered on a when-issued basis; that is, payment for and delivery of the securities (the "settlement date") normally takes place after the date that the offer is accepted. The purchase price and the yield that will be received on the securities are fixed at the time the buyer enters into the commitment. While the Fund will always make commitments to buy such securities with the intention of actually acquiring the securities, it may nevertheless sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, they would earn no income; however, it is the Fund's intention to be fully invested to the extent practicable and subject to the policies stated in the Prospectus. At the time the Fund makes the commitment to buy a municipal bond on a when-issued basis, it will record the transaction and reflect the value of the security in determining its Net Asset Value. The Fund does not believe that its Net Asset Value or income will be adversely affected by the purchase of municipal bonds on a when-issued basis. The Fund will establish a segregated account in which it will maintain cash and marketable securities equal in value to commitments for when-issued securities.

STRIPPED MUNICIPAL SECURITIES. Municipal securities may also be sold in "stripped" form. Stripped municipal securities represent separate ownership of interest and principal payments on municipal obligations.

CALLABLE BONDS. There are municipal bonds issued with provisions that prevent them from being called, typically for periods of 5 to 10 years. During times of generally declining interest rates, if the call-protection on callable bonds expires, there is an increased likelihood that a number of such bonds may, in fact, be called away by the issuers. Based on a number of factors, including certain portfolio management strategies used by Advisers, the Fund believes it has reduced the risk of adverse impact on Net Asset Value based on calls of callable bonds. Advisers may dispose of such bonds in the years prior to their call date, if it believes such bonds are at their maximum premium potential. In pricing such bonds in the Fund's portfolio, each callable bond is marked-to-market daily based on the bond's call date. Thus, the call of some or all of the Fund's callable bonds may have an impact on the Fund's Net Asset Value. In light of the Fund's pricing policies and because the Fund follows certain amortization procedures required by the IRS, the Fund is not expected to suffer any material adverse impact related to the value at which the Fund has carried the bonds in connection with calls of bonds purchased at a premium. Notwithstanding such policies, however, the reinvestment of the proceeds of any called bond may be in bonds that pay a higher or lower rate of return than the called bonds; and, as with any investment strategy, there is no guarantee that a call may not have a more substantial impact than anticipated or that the Fund's objectives will be achieved.

ZERO-COUPON SECURITIES. A Fund's investment in zero-coupon and delayed interest bonds may cause the Fund to recognize income and make distributions to shareholders prior to the receipt of cash payments. Zero-coupon securities make no periodic interest payments but instead are sold at a deep discount from their face value. The buyer receives a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date.

Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, the value of such securities is generally more volatile than other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, zero-coupon securities fall more dramatically than bonds paying interest on a current basis when interest rates rise. When interest rates fall, zero-coupon securities rise more rapidly in value, because the bonds reflect a fixed rate of return.

In order to generate cash to satisfy distribution requirements, a Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

ESCROW-SECURED BONDS OR DEFEASED BONDS. Escrow-Secured Bonds or Defeased Bonds are created when an issuer refunds in advance of maturity (or pre-refunds) an outstanding bond issue which is not immediately callable, and it becomes necessary or desirable to set aside funds for redemption of the bonds at a future date. In an advance refunding, the issuer will use the proceeds of a new bond issue to buy high grade, interest bearing debt securities that are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest of the advance refunded bond. Escrow-secured bonds will often receive a triple-A rating from S&P and Moody's.

U.S. GOVERNMENT OBLIGATIONS. These are issued by the U.S. Treasury and include bills, certificates of indebtedness, notes and bonds, or are issued by agencies and instrumentalities of the U.S. government and backed by the full faith and credit of the U.S. government.

COMMERCIAL PAPER. These refer to promissory notes issued by corporations in order to finance their short-term credit needs.

CERTIFICATES OF DEPOSIT. These are issued against funds deposited in a commercial bank, are for a definite period of time, earn a specified rate of return and are normally negotiable.

BANKERS' ACCEPTANCES. These are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

REPURCHASE AGREEMENTS. The Fund may engage in repurchase transactions in which the Fund buys a U.S. government security subject to resale to a bank or dealer at an agreed-upon price and date. The transaction requires the collateralization of the seller's obligation by the transfer of securities with an initial market value, including accrued interest, equal to at least 102% of the dollar amount invested by the Fund in each agreement, with the value of the underlying security marked-to-market daily to maintain coverage of at least 100%. A default by the seller might cause the Fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Fund might also incur disposition costs in liquidating the collateral. The Fund, however, intends to enter into repurchase agreements only with financial institutions such as broker-dealers and banks which are deemed creditworthy by Advisers. A repurchase agreement is deemed to be a loan by the Fund under the 1940 Act. The U.S. government security subject to resale (the collateral) will be held on behalf of the Fund by a custodian approved by the Board and will be held pursuant to a written agreement.

There may, of course, be other types of municipal securities that become available which are similar to the foregoing described municipal securities in which the Fund may also invest, to the extent such investments would be consistent with the foregoing objectives and policies.

WHAT ARE THE FUND'S POTENTIAL RISKS?

DIVERSIFICATION RISK. As a diversified fund, the Fund is subject to the following restriction. With respect to 75% of its net assets, the Fund, except as stated below, may not buy a security if, as a result of the investment, more than 5% of its total assets would be in the securities of any single issuer (with the exception of obligations of the U.S. government). The Fund's policy, as described in the prospectus, applies the 5% limitation to 100% of the Fund's total assets. For this purpose, each political subdivision, agency, or instrumentality and each multi-state agency of which a state is a member, and each public authority which issues private activity bonds on behalf of a private entity, will be regarded as a separate issuer for determining the diversification of the Fund's portfolio. A bond for which the payments of principal and interest are secured by an escrow account of securities backed by the full faith and credit of the U.S. government ("defeased"), in general, will not be treated as an obligation of the original municipality for purposes of determining issuer diversification.

Defeased bonds may be excluded from issuer diversification calculations only under the following conditions. Only U.S. government securities may be deposited into the escrow account. The deposit must be irrevocable and pledged only to the debt service of the underlying bonds, so that the deposited securities will not be subject to the claims of other creditors of the issuer, even in the case of economic defeasance. The escrow agent may not be an affiliated person of the issuer or an affiliated person of an affiliated person of the issuer within the meaning of section 2(a)(3) of the 1940 Act, and may not have a lien of any type on the deposited securities for payment of its fees, except with respect to excess securities. An independent certified public accountant, counsel to holders of the original bond, or other party acceptable to a nationally recognized statistical rating agency, must verify at the time of the initial deposit of securities and at the time any substitute securities are deposited into the escrow account, that the securities will satisfy all scheduled principal, interest, and any applicable premiums on the original bonds. The Fund will invest no more than 25% of its total assets in refunded bonds of the same municipal issuer.

INVESTMENT RESTRICTIONS

The Fund has adopted the following restrictions as fundamental policies. These restrictions may not be changed without the approval of a majority of the outstanding voting securities of the Fund. Under the 1940 Act, this means the approval of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at a shareholder meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy, whichever is less. The Fund MAY NOT:

 1. Borrow money or mortgage or pledge any of its assets, except that borrowings for temporary or emergency purposes may be made in an amount up to 5% of the total asset value.

 2. Buy any securities on "margin" or sell any securities "short."

 3. Lend any of its funds or other assets, except by the purchase of a portion of an issue of publicly distributed bonds, debentures, notes or other debt securities, or to the extent the entry into a repurchase agreement may be deemed a loan. Although such loans are not presently intended, this prohibition will not preclude the Fund from loaning securities to broker-dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower; provided such security loans may not be made if, as a result, the aggregate of such loans exceeds 10% of the value of the Fund's total assets at the time of the most recent loan.

 4. Act as underwriter of securities issued by other persons except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

 5. Purchase the securities of any issuer which would result in owning more than 10% of the voting securities of such issuer.

 6. Purchase from or sell to its officers and trustees, or any firm of which any officer or trustee is a member, as principal, any securities, but may deal with such persons or firms as brokers and pay a customary brokerage commission; retain securities of any issuer if, to the knowledge of the Fund, one or more of its officers, trustees or Advisers, own beneficially more than 1/2 of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.

 7. Acquire, lease or hold real estate, except such as may be necessary or advisable for the maintenance of its offices.

 8. Invest in commodities and commodity contracts, "puts," "calls," "straddles," "spreads" or any combination thereof, or interests in oil, gas or other mineral exploration or development programs. The Fund may, however, write covered call options listed for trading on a national securities exchange and purchase call options to the extent necessary to cancel call options previously written. At present there are no options listed for trading on a national securities exchange covering the types of securities which are appropriate for investment by the Fund and, therefore, there are no option transactions available for the Fund.

 9. Invest in companies for the purpose of exercising control or management.

 10. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; except to the extent the Fund invests its uninvested daily cash balances in shares of Franklin New York Tax-Exempt Money Fund and other tax-exempt money market funds in the Franklin Group of Funds provided i) its purchases and redemptions of such money market fund shares may not be subject to any purchase or redemption fees, ii) its investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing the Fund's shares (as determined under Rule 12b-1, as amended under the federal securities laws) and iii) provided aggregate investments by the Fund in any such money market fund do not exceed (A) the greater of (i) 5% of the Fund's total net assets or (ii) $2.5 million, or (B) more than 3% of the outstanding shares of any such money market fund.

 11. Purchase securities, in private placements or in other transactions, for which there are legal or contractual restrictions on resale.

 12. Invest more than 25% of assets in securities of any industry. For purposes of this limitation, tax-exempt securities issued by governments or political subdivisions of governments are not considered to be part of any industry.

With respect to the limits set forth in Restrictions (1) and (3) above, it should be noted that the Fund has not in the past, nor does it intend in the future, to engage in either of those investment techniques to any extent.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in value of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

In response to state requirements:

(1) the Fund will not invest in real estate limited partnerships or in interests (other than publicly traded equity securities) in oil, gas, or other mineral leases, exploration or development;

(2) the Fund may not invest in warrants (valued at the lower of cost or market) in excess of 5.0% of the value of the Fund's net assets. No more than 2.0% of the value of the Fund's net assets may be invested in warrants (valued at the lower of cost or market) which are not listed on the New York or American Stock Exchanges. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

OFFICERS AND DIRECTORS

The Board has the responsibility for the overall management of the Fund, including general supervision and review of its investment activities. The Board, in turn, elects the officers of the Fund who are responsible for administering the Fund's day-to-day operations. The affiliations of the officers and Board members and their principal occupations for the past five years are shown below. Members of the Board who are considered "interested persons" of the Fund under the 1940 Act are indicated by an asterisk (*).



                         Positions and Offices    Principal Occupation
 Name, Age and Address   with the Fund            During Past Five Years

 Harris J. Ashton (64)        Director
 General Host Corporation
 Metro Center, 1 Station Place
 Stamford, CT 06904-2045

                                         President, Chief Executive Officer and
                                         Chairman of the Board, General Host
                                         Corporation (nursery and craft
                                         centers); Director, RBC Holdings, Inc.
                                         (a bank holding company) and Bar-S
                                         Foods; and director, trustee or
                                         managing general partner, as the case
                                         may be, of 55 of the investment
                                         companies in the Franklin Templeton
                                         Group of Funds.

 S. Joseph Fortunato (64)          Director
 Park Avenue at Morris County
 P. O. Box 1945
 Morristown, NJ 07962-1945

                                         Member of the law firm of Pitney,
                                         Hardin, Kipp & Szuch; Director of
                                         General Host Corporation; director,
                                         trustee or managing general partner, as
                                         the case may be, of 57 of the
                                         investment companies in the Franklin
                                         Templeton Group of Funds.

*Charles B. Johnson (63)      President and
 777 Mariners Island Blvd.    Director
 San Mateo, CA 94404

                                           President and Director, Franklin
                                         Resources, Inc.; Chairman of the
                                         Board and Director, Franklin
                                         Advisers, Inc. and Franklin
                                         Templeton Distributors, Inc.;
                                         Director, Franklin/Templeton
                                         Investor Services, Inc. and General
                                         Host Corporation; and officer and/or
                                         director, trustee or managing
                                         general partner, as the case may be,
                                         of most other subsidiaries of
                                         Franklin Resources, Inc. and of 56
                                         of the investment companies in the
                                         Franklin Templeton Group of Funds.

*Rupert H. Johnson, Jr. (56)  Vice President
 777 Mariners Island Blvd.    and Director
 San Mateo, CA 94404

                                         Executive Vice President and Director,
                                         Franklin Resources, Inc. and Franklin
                                         Templeton Distributors, Inc.; President
                                         and Director, Franklin Advisers, Inc.;
                                         Director, Franklin/Templeton Investor
                                         Services, Inc.; and officer and/or
                                         director, trustee or managing general
                                         partner, as the case may be, of most
                                         other subsidiaries of Franklin
                                         Resources, Inc. and of 60 of the
                                         investment companies in the Franklin
                                         Templeton Group of Funds.

 Gordon S. Macklin (68)  Director
 8212 Burning Tree Road
 Bethesda, MD 20817

                                         Chairman, White River Corporation
                                         (information services); Director, Fund
                                         American Enterprises Holdings, Inc.,
                                         MCI Communications, Inc., MedImmune,
                                         Inc. (biotechnology), InfoVest
                                         Corporation (information services),
                                         Fusion Systems Corporation (industrial
                                         technology), and Source One Mortgage
                                         Services Corporation (information
                                         services); and director, trustee or
                                         managing general partner, as the case
                                         may be, of 52 of the investment
                                         companies in the Franklin Templeton
                                         Group of Funds; and formerly held the
                                         following positions: Chairman,
                                         Hambrecht and Quist Group; Director, H
                                         & Q Healthcare Investors; and
                                         President, National Association of
                                         Securities Dealers, Inc.

 Harmon E. Burns (51)    Vice President
 777 Mariners Island Blvd.
 San Mateo, CA 94404

                                         Executive Vice President, Secretary and
                                         Director, Franklin Resources, Inc.;
                                         Executive Vice President and Director,
                                         Franklin Templeton Distributors, Inc.;
                                         Executive Vice President, Franklin
                                         Advisers, Inc.; Director,
                                         Franklin/Templeton Investor Services,
                                         Inc.; officer and/or director, as the
                                         case may be, of other subsidiaries of
                                         Franklin Resources, Inc.; and officer
                                         and/or director or trustee of 60 of the
                                         investment companies in the Franklin
                                         Templeton Group of Funds.

 Kenneth V. Domingues (64)    Vice President -
 777 Mariners Island Blvd.    Financial
 San Mateo, CA 94404          Reporting and
                              Accounting
                              Standards

                                         Senior Vice President, Franklin
                                         Resources, Inc., Franklin Advisers,
                                         Inc., and Franklin Templeton
                                         Distributors, Inc.; officer and/or
                                         director, as the case may be, of other
                                         subsidiaries of Franklin Resources,
                                         Inc.; and officer and/or managing
                                         general partner, as the case may be, of
                                         37 of the investment companies in the
                                         Franklin Group of Funds.

 Martin L. Flanagan (36)      Vice President
 777 Mariners Island Blvd.    and Chief
 San Mateo, CA 94404          Financial Officer

                                         Senior Vice President, Chief Financial
                                         Officer and Treasurer, Franklin
                                         Resources, Inc.; Executive Vice
                                         President, Templeton Worldwide, Inc.;
                                         Senior Vice President and Treasurer,
                                         Franklin Advisers, Inc. and Franklin
                                         Templeton Distributors, Inc.; Senior
                                         Vice President, Franklin/Templeton
                                         Investor Services, Inc.; officer of
                                         most other subsidiaries of Franklin
                                         Resources, Inc.; and officer, director
                                         and/or trustee of 60 of the investment
                                         companies in the Franklin Templeton
                                         Group of Funds.

 Deborah R. Gatzek (47)       Vice President
 777 Mariners Island Blvd.
 San Mateo, CA 94404

                                         Senior Vice President and General
                                         Counsel, Franklin Resources, Inc.;
                                         Senior Vice President, Franklin
                                         Templeton Distributors, Inc.; Vice
                                         President, Franklin Advisers, Inc. and
                                         officer of 60 of the investment
                                         companies in the Franklin Templeton
                                         Group of Funds.

 Thomas J. Kenny (33)         Vice President
 777 Mariners Island Blvd.
 San Mateo, CA 94404

                                         Senior Vice President, Franklin
                                         Advisers, Inc. and officer of eight
                                         of the investment companies in the
                                         Franklin Group of Funds.

 Diomedes Loo-Tam (57)        Treasurer and
 777 Mariners Island Blvd.    Principal
 San Mateo, CA 94404          Accounting
                              Officer

                                         Employee of Franklin Advisers, Inc.;
                                         and officer of 37 of the investment
                                         companies in the Franklin Group of
                                         Funds.

 Brian E. Lorenz (57)    Secretary
 One North Lexington Avenue
 White Plains, New York 10001-1700

                                         Attorney, member of the law firm of
                                         Bleakley Platt & Schmidt; officer of
                                         three of the investment companies in
                                         the Franklin Group of Funds.

 John B. Pinkham (67)    Vice President
 16 South Main Street
 Norwalk, CT 06854

                                         Vice President of Franklin Advisers,
                                         Inc. in portfolio management
                                         capacities; and officer of one
                                         investment company in the Franklin
                                         Group of Funds.

The table above shows the officers and Board members who are affiliated with Distributors and Advisers. Nonaffiliated members of the Board are currently paid $800 per month plus $800 per meeting attended. As shown above, some of the nonaffiliated Board members also serve as directors, trustees or managing general partners of other investment companies in the Franklin Templeton Group of Funds. They may receive fees from these funds for their services. The following table provides the total fees paid to nonaffiliated Board members by the Fund and by other funds in the Franklin Templeton Group of Funds.



                                                              Number of Boards
                                               Total Fees      in the Franklin
                                 Total Fees  Received from the Templeton Group
                                  Received  Franklin Templeton of Funds on Which
 Name                            from Fund*  Group of Funds**   Each Serves***

 Harris J. Ashton.................  19,200       327,925           55
 S. Joseph Fortunato..............  19,200       344,745           57
 Gordon S. Macklin................  19,200       321,525           52

*For the fiscal year ended May 31, 1996.

**For the calendar year ended December 31, 1995.

***We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 60 registered investment companies, with approximately 167 U.S. based funds or series.

Nonaffiliated members of the Board are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director, trustee or managing general partner. Legal fees and expense reimbursements of $29,969 were paid during the fiscal year ended May 31, 1996, to the law firm of which Mr. Lorenz is a partner, and acts as counsel to the Fund. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

As of September 6, 1996, the officers and Board members, as a group, owned of record and beneficially approximately 1,062.838 shares, or less than 1% of the Fund's total outstanding shares. Many of the Board members also own shares in other funds in the Franklin Templeton Group of Funds. Charles B.
Johnson and Rupert H. Johnson, Jr. are brothers.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT MANAGER AND SERVICES PROVIDED. The Fund's investment manager is Advisers. Advisers provides investment research and portfolio management services, including the selection of securities for the Fund to buy, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. Advisers' extensive research activities include, as appropriate, traveling to meet with issuers and to review project sites. Advisers' activities are subject to the review and supervision of the Board to whom Advisers renders periodic reports of the Fund's investment activities.

Advisers provides office space and furnishings, facilities and equipment required for managing the business affairs of the Fund. Advisers also maintains all internal bookkeeping, clerical, secretarial and administrative personnel and services and provides certain telephone and other mechanical services. Advisers is covered by fidelity insurance on its officers, directors and employees for the protection of the Fund.

Advisers acts as investment manager or administrator to 36 U.S. registered investment companies with 124 separate series. Advisers may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by Advisers on behalf of the Fund. Similarly, with respect to the Fund, Advisers is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that Advisers and access persons, as defined by the 1940 Act, may buy or sell for its or their own account or for the accounts of any other fund. Advisers is not obligated to refrain from investing in securities held by the Fund or other funds that it manages or administers. Of course, any transactions for the accounts of Advisers and other access persons will be made in compliance with the Fund's Code of Ethics.

MANAGEMENT FEES. Under its management agreement, the Fund pays Advisers a management fee equal to a monthly rate of 5/96 of 1% (approximately 5/8 of 1% per year) for the first $100 million of net assets of the Fund; 1/24 of 1% (approximately 1/2 of 1% per year) on net assets of the Fund in excess of $100 million up to $250 million; 9/240 of 1% (approximately 45/100 of 1% per year) of net assets of the Fund in excess of $250 million up to $10 billion; 11/300 of 1% (approximately 44/100 of 1% per year) of net assets of the Fund in excess of $10 billion up to $12.5 billion; 7/200 of 1% (approximately 42/100 of 1% per year) of net assets of the Fund in excess of $12.5 billion up to $15 billion; 1/30 of 1% (approximately 40/100 of 1% per year) of net assets of the Fund in excess of $15 billion up to $17.5 billion; 19/600 of 1% (approximately 38/100 of 1% per year) of net assets of the Fund in excess of $ 17.5 billion up to $20 billion; and 3/100 of 1% (approximately 36/100 of 1% per year) of net assets of the Fund in excess of $20 billion. The fee is computed at the close of business on the last business day of each month. Each class will pay its proportionate share of the management fee.

The management fee will be reduced as necessary to comply with the most stringent limits on Fund expenses of any state where the Fund offers its shares. Currently, the most restrictive limitation on a fund's allowable expenses for each fiscal year, as a percentage of its average net assets, is 2.5% of the first $30 million in assets, 2% of the next $70 million, and 1.5% of assets over $100 million. Expense reductions have not been necessary based on state requirements.

For the fiscal years ended May 31, 1994, 1995 and 1996, management fees totaling $21,149,935, $20,769,558 and $21,810,902 were paid to Advisers.

MANAGEMENT AGREEMENT. The management agreement is in effect until July 31, 1997. It may continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the management agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The management agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, or by Advisers on 30 days' written notice, and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

SHAREHOLDER SERVICING AGENT. Investor Services, a wholly-owned subsidiary of Resources, is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account.

CUSTODIANS. Bank of New York, Mutual Funds Division, 90 Washington Street, New York, New York, 10286, acts as custodian of the securities and other assets of the Fund. Bank of America NT & SA, 555 California Street, 4th Floor, San Francisco, California 94104, acts as custodian for cash received in connection with the purchase of Fund shares. Citibank Delaware, One Penn's Way, New Castle, Delaware 19720, acts as custodian in connection with transfer services through bank automated clearing houses. The custodians do not participate in decisions relating to the purchase and sale of portfolio securities.

AUDITORS. Coopers & Lybrand L.L.P., 333 Market Street, San Francisco, California 94105, are the Fund's independent auditors. During the fiscal year ended May 31, 1996, their auditing services consisted of rendering an opinion on the financial statements of the Fund included in the Fund's Annual Report to Shareholders for the fiscal year ended May 31, 1996.

HOW DOES THE FUND BUY SECURITIES FOR ITS PORTFOLIO?

Since most purchases by the Fund are principal transactions at net prices, the Fund incurs little or no brokerage costs. The Fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. As a general rule, the Fund does not buy bonds in underwritings where it is given no choice, or only limited choice, in the designation of dealers to receive the commission. The Fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place a dollar value on the special executions or on the research services received by Advisers from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits Advisers to supplement its own research and analysis activities and to receive the views and information of individuals and research staff of other securities firms. As long as it is lawful and appropriate to do so, Advisers and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Fund's officers are satisfied that the best execution is obtained, the sale of Fund shares may also be considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by Advisers are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by Advisers, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

During the fiscal years ended May 31, 1994, 1995 and 1996, the Fund paid no brokerage commissions.

As of May 31, 1996, the Fund did not own securities of its regular broker-dealers.

HOW DO I BUY, SELL AND EXCHANGE SHARES?

ADDITIONAL INFORMATION ON BUYING SHARES

The Fund continuously offers its shares through Securities Dealers who have an agreement with Distributors. Securities Dealers may at times receive the entire sales charge. A Securities Dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended.

Securities laws of states where the Fund offers its shares may differ from federal law. Banks and financial institutions that sell shares of the Fund may be required by state law to register as Securities Dealers. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the table under "How Do I Buy Shares? Purchase Price of Fund Shares" in the Prospectus.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

Under agreements with certain banks in Taiwan, Republic of China, the Fund's shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

Class I shares of the Fund may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class I shares may be offered with the following schedule of sales charges:

                                    SALES
SIZE OF PURCHASE - U.S. DOLLARS    CHARGE

Under $30,000....................   3%
$30,000 but less than $100,000...   2%
$100,000 but less than $400,000..   1%
$400,000 or more.................   0%

OTHER PAYMENTS TO SECURITIES DEALERS. Distributors will pay the following commissions, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of Class I shares of $1 million or more: 0.75% on sales of $1 million to $2 million, plus 0.60% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million. These breakpoints are reset every 12 months for purposes of additional purchases.

LETTER OF INTENT. You may qualify for a reduced sales charge when you buy Class I shares, as described in the Prospectus. At any time within 90 days after the first investment that you want to qualify for a reduced sales charge, you may file with the Fund a signed shareholder application with the Letter of Intent section completed. After the Letter is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter. Sales charge reductions based on purchases in more than one Franklin Templeton Fund will be effective only after notification to Distributors that the investment qualifies for a discount. Your holdings in the Franklin Templeton Funds, including Class II shares, acquired more than 90 days before the Letter is filed, will be counted towards completion of the Letter but will not be entitled to a retroactive downward adjustment in the sales charge. Any redemptions you make during the 13 month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter have been completed. If the Letter is not completed within the 13 month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased (less redemptions) during the period. If you execute a Letter prior to a change in the sales charge structure of the Fund, you may complete the Letter at the lower of the new sales charge structure or the sales charge structure in effect at the time the Letter was filed.

As mentioned in the Prospectus, five percent (5%) of the amount of the total intended purchase will be reserved in Class I shares of the Fund registered in your name until you fulfill the Letter.

If total purchases, less redemptions, equal the amount specified under the Letter, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If total purchases, less redemptions, exceed the amount specified under the Letter and is an amount that would qualify for a further quantity discount, a retroactive price adjustment will be made by Distributors and the Securities Dealer through whom purchases were made pursuant to the Letter (to reflect such further quantity discount) on purchases made within 90 days before and on those made after filing the Letter. The resulting difference in Offering Price will be applied to the purchase of additional shares at the Offering Price applicable to a single purchase or the dollar amount of the total purchases. If the total purchases, less redemptions, are less than the amount specified under the Letter, you will remit to Distributors an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge that would have applied to the aggregate purchases if the total of the purchases had been made at a single time. Upon remittance, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, the redemption of an appropriate number of reserved shares to realize the difference will be made. In the event of a total redemption of the account prior to fulfillment of the Letter, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

REINVESTMENT DATE. Shares acquired through the reinvestment of dividends will be purchased at the Net Asset Value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

ADDITIONAL INFORMATION ON EXCHANGING SHARES

If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be exchanged into the new fund and will be invested at Net Asset Value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange is included in the tax section in this SAI and in the Prospectus.

If a substantial number of shareholders should, within a short period, sell their shares of the Fund under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, tax-exempt municipal securities, unless it is believed that attractive investment opportunities consistent with the Fund's investment objective exist immediately. This money will then be withdrawn from the short-term tax-exempt municipal securities and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the fifth business day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that fifth business day. The sale of Fund shares to complete an exchange will be effected at Net Asset Value at the close of business on the day the request for exchange is received in proper form. Please see "May I Exchange Shares for Shares of Another Fund?" in the Prospectus.

ADDITIONAL INFORMATION ON SELLING SHARES

SYSTEMATIC WITHDRAWAL PLAN. There are no service charges for establishing or maintaining a systematic withdrawal plan. Once your plan is established, any distributions paid by the Fund will be automatically reinvested in your account. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the first business day of the month in which a payment is scheduled.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

THROUGH YOUR SECURITIES DEALER. If you sell shares through your Securities Dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from your dealer's failure to do so must be settled between you and your Securities Dealer.

REDEMPTIONS IN KIND. The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the Board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

GENERAL INFORMATION

If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at Net Asset Value until we receive new instructions.

If mail is returned as undeliverable or we are unable to locate you or verify your current mailing address, we may deduct the costs of our efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

Special Services. The Franklin Templeton Institutional Services Department provides specialized services, including recordkeeping, for institutional investors. The cost of these services is not borne by the Fund.

Investor Services may pay certain financial institutions that maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

Certain shareholder servicing agents may be authorized to accept your transaction request.

HOW ARE FUND SHARES VALUED?

We calculate the Net Asset Value per share of each class as of the scheduled close of the Exchange, generally 1:00 p.m. Pacific time, each day that the Exchange is open for trading. As of the date of this SAI, the Fund is informed that the Exchange observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purpose of determining the aggregate net assets of the Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by Advisers. Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. In the absence of a sale or reported bid and ask prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of municipal securities.

Generally, trading in U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the Exchange. The value of these securities used in computing the Net Asset Value of each class is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the scheduled close of the Exchange that will not be reflected in the computation of the Net Asset Value of each class. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the Board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board, the Fund may utilize a pricing service, bank or Securities Dealer to perform any of the above described functions.


ADDITIONAL INFORMATION ON DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

You may receive two types of distributions from the Fund:

1. INCOME DIVIDENDS. The Fund receives income generally in the form of interest and other income derived from its investments. This income, less the expenses incurred in the Fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

2. CAPITAL GAIN DISTRIBUTIONS. The Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions by the Fund derived from net short-term and net long-term capital gains (after taking into account any capital loss carryforward or post October loss deferral) may generally be made once a year in December to reflect any net short-term and net long-term capital gains realized by the Fund as of October 31 of the current fiscal year and any undistributed capital gains from the prior fiscal year. These distributions, when made, will generally be fully taxable to the Fund's shareholders. The Fund may make more than one distribution derived from net short-term and net long-term capital gains in any year or adjust the timing of these distributions for operational or other reasons.

TAXES

As stated in the Prospectus, the Fund has elected to be treated as a regulated investment company under Subchapter M of the Code. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund will be subject to federal and possibly state corporate taxes on its taxable income and gains, to the alternative minimum tax on a portion of its tax-exempt income, and distributions (including its tax-exempt interest dividends) to shareholders will be taxable to the extent of the Fund's available earnings and profits.

The Code requires all funds to distribute at least 98% of their taxable ordinary income earned during the calendar year and at least 98% of their capital gain net income earned during the twelve month period ending October 31 of each year (in addition to amounts from the prior year that were neither distributed nor taxed to the Fund) to shareholders by December 31 of each year in order to avoid the imposition of a federal excise tax. The Fund intends as a matter of policy to declare and pay such dividends, if any, in December to avoid the imposition of this tax, but does not guarantee that its distributions will be sufficient to avoid any or all federal excise taxes.

All or a portion of the sales charge incurred in buying shares of the Fund will not be included in the federal tax basis of such shares sold or exchanged within ninety (90) days of their purchase (for purposes of determining gain or loss with respect to such shares) if the sales proceeds are reinvested in the Fund or in another fund in the Franklin Templeton Funds and a sales charge which would otherwise apply to the reinvestment is reduced or eliminated. Any portion of such sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment. You should consult with your tax advisor concerning the tax rules applicable to the redemption or exchange of Fund shares.

Since the Fund's income is derived from interest income and gain on the sale of portfolio securities rather than dividend income, no portion of the Fund's distributions will generally be eligible for the corporate dividends-received deduction. None of the distributions paid by the Fund for the fiscal year ended May 31, 1996 qualified for this deduction and it is not anticipated that any of the current year's dividends will so qualify.

Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. Gain or loss will be recognized in an amount equal to the difference between your basis in the shares and the amount you received, subject to the rules described below. If such shares are a capital asset in your hands, gain or loss will be capital gain or loss and will be long-term for federal income tax purposes if your shares have been held for more than one year.

All or a portion of a loss realized upon a redemption of shares will be disallowed to the extent other shares of the Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after such redemption. Any loss disallowed under these rules will be added to the tax basis of the shares purchased.

Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the Fund from direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in GNMA/FNMA securities and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment. While it is not the primary investment objective of this Fund to invest in such obligations, the Fund is authorized to so invest for temporary or defensive purposes. To the extent that such investments are made, the Fund will provide you with the percentage of any dividends paid which may qualify for such tax-free treatment at the end of each calendar year. You should then consult with your own tax advisor with respect to the application of their state and local laws to these distributions and on the application of other state and local laws on distributions and redemption proceeds received from the Fund.

If you are defined in the Code as a "substantial user" (or a related person) of facilities financed by private activity bonds, you should consult with your tax advisor before purchasing shares of the Fund.

THE FUND'S UNDERWRITER

Pursuant to an underwriting agreement, Distributors acts as principal underwriter in a continuous public offering for both classes of the Fund's shares. The underwriting agreement will continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the underwriting agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Until April 30, 1994, income dividends for Class I shares were reinvested at the Offering Price and Distributors allowed 50% of the entire commission to the Securities Dealer of record, if any, on an account. Starting with any income dividends paid after April 30, 1994, this reinvestment is at Net Asset Value.

In connection with the offering of the Fund's shares, aggregate underwriting commissions for the fiscal years ended May 31, 1994, 1995 and 1996, were $24,747,692, $13,734,072 and $13,262,121. After allowances to dealers,
Distributors retained $1,876,562, $794,358 and $845,729 in net underwriting discounts and commissions for the respective years and received for the fiscal year ended May 31, 1996 $54,293 in connection with redemptions or repurchases of shares. Distributors may be entitled to reimbursement under the Rule 12b-1 plan for each class, as discussed below. Except as noted, Distributors received no other compensation from the Fund for acting as underwriter.

THE RULE 12B-1 PLANS

Each class has adopted a distribution plan or "Rule 12b-1 plan" pursuant to Rule 12b-1 of the 1940 Act.

THE CLASS I PLAN. Under the Class I plan, the Fund may pay up to a maximum of 0.10% per year of Class I's average daily net assets, payable quarterly, for expenses incurred in the promotion and distribution of Class I shares.

In implementing the Class I plan, the Board has determined that the annual fees payable under the plan will be equal to the sum of: (i) the amount obtained by multiplying 0.10% by the average daily net assets represented by Class I shares of the Fund that were acquired by investors on or after May 1, 1994, the effective date of the plan ("New Assets"), and (ii) the amount obtained by multiplying 0.05% by the average daily net assets represented by Class I shares of the Fund that were acquired before May 1, 1994 ("Old Assets"). These fees will be paid to the current Securities Dealer of record on the account. In addition, until such time as the maximum payment of 0.10% is reached on a yearly basis, up to an additional 0.01% will be paid to Distributors under the plan. The payments made to Distributors will be used by Distributors to defray other marketing expenses that have been incurred in accordance with the plan, such as advertising.

The fee is a Class I expense. This means that all Class I shareholders, regardless of when they purchased their shares, will bear Rule 12b-1 expenses at the same rate. The initial rate will be at least 0.06% (0.05% plus 0.01%) of the average daily net assets of Class I and, as Class I shares are sold on or after May 1, 1994, will increase over time. Thus, as the proportion of Class I shares purchased on or after May 1, 1994, increases in relation to outstanding Class I shares, the expenses attributable to payments under the plan will also increase (but will not exceed 0.10% of average daily net assets). While this is the currently anticipated calculation for fees payable under the Class I plan, the plan permits the Board to allow the Fund to pay a full 0.10% on all assets at any time. The approval of the Board would be required to change the calculation of the payments to be made under the Class I plan.

THE CLASS II PLAN. Under the Class II plan, the Fund pays Distributors up to 0.50% per year of Class II's average daily net assets, payable quarterly, for distribution and related expenses. These fees may be used to compensate Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them without reimbursement by the Fund.

Under the Class II plan, the Fund also pays an additional 0.15% per year of Class II's average daily net assets, payable quarterly, as a servicing fee. During the first year after a purchase of Class II shares, Distributors may keep this portion of the Rule 12b-1 fees associated with the Class II purchase.

THE CLASS I AND CLASS II PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Fund, Advisers or Distributors or other parties on behalf of the Fund, Advisers or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of shares of each class within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the plan. The terms and provisions of each plan relating to required reports, term, and approval are consistent with Rule 12b-1.

In no event shall the aggregate asset-based sales charges, which include payments made under each plan, plus any other payments deemed to be made pursuant to a plan, exceed the amount permitted to be paid under the rules of the National Association of Securities Dealers, Inc.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the plans as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banking institutions, however, are permitted to receive fees under the plans for administrative servicing or for agency transactions. If you are a customer of a bank that is prohibited from providing these services, you would be permitted to remain a shareholder of the Fund, and alternate means for continuing the servicing would be sought. In this event, changes in the services provided might occur and you might no longer be able to avail yourself of any automatic investment or other services then being provided by the bank. It is not expected that you would suffer any adverse financial consequences as a result of any of these changes.

Each plan has been approved in accordance with the provisions of Rule 12b-1. The plans are renewable annually by a vote of the Board, including a majority vote of the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Board members be done by the non-interested members of the Board. The plans and any related agreement may be terminated at any time, without penalty, by vote of a majority of the non-interested Board members on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the management agreement with Advisers or by vote of a majority of the outstanding shares of the class. The Class I plan may also be terminated by any act that constitutes an assignment of the underwriting agreement with Distributors. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

The plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the outstanding shares of the class, and all material amendments to the plans or any related agreements shall be approved by a vote of the non-interested members of the Board, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the plans should be continued.

For the fiscal year ended May 31, 1996, Distributors had eligible expenditures of $3,792,275 and $420,074 for advertising, printing, and payments to underwriters and broker-dealers pursuant to the Class I and Class II plans, of which the Fund paid Distributors $3,158,248 and $113,477 under the Class I and Class II plans.

HOW DOES THE FUND MEASURE PERFORMANCE?

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation. An explanation of these and other methods used by the Fund to compute or express performance for each class follows. Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the return to shareholders only for the limited historical period used.

TOTAL RETURN

AVERAGE ANNUAL TOTAL RETURN. Average annual total return is determined by finding the average annual rates of return over one-, five- and ten-year periods, or fractional portion thereof, that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. The quotation assumes the account was completely redeemed at the end of each one-, five- and ten-year period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge currently in effect.

When considering the average annual total return quotations, you should keep in mind that the maximum front-end sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total return for Class I for the one-, five- and ten-year periods ended May 31, 1996, was -0.74%, 6.82%, and 7.45%. The average annual total return for Class II for the one-year period ended May 31, 1996 and since inception was 1.13% and 3.90%.

These figures were calculated according to the SEC formula:

     n
P(1+T) = ERV

where:

P  = a hypothetical initial payment of $1,000
T  = average annual total return
n  = number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods at the end of the one-, five- or ten-year periods (or fractional portion thereof)

CUMULATIVE TOTAL RETURN. The Fund may also quote the cumulative total return for each class, in addition to the average annual total return. These quotations are computed the same way, except the cumulative total return will be based on the actual return for each class for a specified period rather than on the average return over one-, five- and ten-year periods, or fractional portion thereof. The cumulative total return for Class I for the one-, five- and ten-year periods ended May 31, 1996, was -0.74%, 39.08%, and 105.08%. The cumulative total return for Class II for the one-year period ended May 31, 1996 and since inception was 1.13% and 4.25%.

YIELD

CURRENT YIELD. Current yield of each class shows the income per share earned by the Fund. It is calculated by dividing the net investment income per share of each class earned during a 30-day base period by the applicable maximum Offering Price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yield for each class for the 30-day period ended May 31, 1996, was 5.38% for Class I and 4.99% for Class II.

These figures were obtained using the following SEC formula:

                    6
Yield = 2 [(a-b + 1) - 1]
            cd

where:

a  = interest earned during the period
b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d  = the maximum Offering Price per share on the last day of the period

TAXABLE-EQUIVALENT YIELD. The Fund may also quote a taxable-equivalent yield for each class that shows the before-tax yield that would have to be earned from a taxable investment to equal the yield for the class. Taxable-equivalent yield is computed by dividing the portion of the class' yield that is tax-exempt by one minus the highest applicable combined federal, state and New York City income tax rate and adding the product to the portion of the class' yield that is not tax-exempt, if any. The taxable-equivalent yield for each class for the 30-day period ended May 31, 1996, was 9.59% for Class I and 8.90% for Class II.

As of the date of this SAI, the state and combined state and federal, and the combined New York City, State and federal income tax rates upon which the taxable-equivalent yield quotations are based were 7.1%, 43.9% and 46.6%. From time to time, as any changes to the rates become effective, taxable-equivalent yield quotations advertised by the Fund will be updated to reflect these changes. The Fund expects updates may be necessary as tax rates are changed by federal, state and local governments. The advantage of tax-free investments, like the Fund, will be enhanced by any tax rate increases. Therefore, the details of specific tax increases may be used in sales material for the Fund.

CURRENT DISTRIBUTION RATE

Current yield and taxable-equivalent yield, which are calculated according to a formula prescribed by the SEC, are not indicative of the amounts which were or will be paid to shareholders of a class. Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable-equivalent distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum Offering Price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than interest, such as short-term capital gains and is calculated over a different period of time. The current distribution rate for each class for the 30-day period ended May 31, 1996, was 5.81% for Class I and 5.85% for Class II.

A taxable-equivalent distribution rate shows the taxable distribution rate equivalent to the class' current distribution rate. The advertised taxable-equivalent distribution rate will reflect the most current federal ,state and New York City tax rates available to the Fund. The taxable-equivalent distribution rate for each class for the 30-day period ended May 31, 1996, was 10.88% for Class I and 10.96% for Class II.

VOLATILITY

Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's Net Asset Value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of Net Asset Value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS

For investors who are permitted to buy Class I shares without a sales charge, sales literature about Class I may quote a current distribution rate, yield, cumulative total return, average annual total return and other measures of performance as described elsewhere in this SAI with the substitution of Net Asset Value for the public Offering Price.

The Fund may include in its advertising or sales material information relating to investment objectives and performance results of funds belonging to the Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of both the Franklin Group of Funds and Templeton Group of Funds.

COMPARISONS

To help you better evaluate how an investment in the Fund may satisfy your investment objective, advertisements and other materials about the Fund may discuss certain measures of each class' performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

a) Salomon Brothers Broad Bond Index or its component indices - measures yield, price, and total return for Treasury, agency, corporate and mortgage bonds.

b) Lehman Brothers Aggregate Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.

c) Smith Barney, Shearson Donoghue's Money Fund Report Industry averages for 7-day annualized and compounded yields of taxable, tax-free and government money funds.

d) Lehman Brothers Municipal Bond Index or its component indices - measures yield, price and total return for the municipal bond market.

e) Bond Buyer 20-Bond Index - an index of municipal bond yields based upon yields of 20 general obligation bonds maturing in 20 years.

f) Bond Buyer 30-Bond Index - an index of municipal bond yields based upon yields of 20 revenue bonds maturing in 30 years.

g) Bond Buyer's Municipal Bond Index - an index based on the yields of 40 long-term, tax-exempt municipal bonds. Designed to be the basis for the Municipal Bond Index futures contract.

h) Bond Buyer's 40 Average Dollar Price - a simple average of the current average dollar bid prices of the 40 bonds in the Bond Buyer's Municipal Bond Index.

i) Mutual Fund Sourcebook, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for mutual funds.

j) Financial publications: The Wall Street Journal, Business Week, Financial World, Forbes, Fortune, and Money magazines - provide performance statistics over specified time periods.

k) Salomon Brothers Composite High Yield Index or its component indices measures yield, price and total return for the Long-Term High-Yield Index, Intermediate-Term High-Yield Index, and Long-Term Utility High-Yield Index.

l) Historical data supplied by the research departments of First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg, L.P.

m) Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk adjusted performance of a fund over specified time periods relative to other funds within its class.

n) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information may also compare a class' performance to the return on CDs or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the Fund's fixed-income investments, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the Fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.

The Fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 48 years and now services more than 2.5 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton Worldwide, Inc., a pioneer in international investing. Together, the Franklin Templeton Group has over $146 billion in assets under management for more than 4.2 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 116 U.S. based mutual funds to the public. The Fund may identify itself by its NASDAQ symbol or CUSIP number.

Franklin is a leader in the tax-free mutual fund industry and manages more than $43 billion in municipal bond assets for over three quarters of a million investors. According to Research and Ratings Review, Franklin's municipal research team ranked number 2 out of 800 investment advisory firms surveyed by TMS Holdings, Inc. as of March 31, 1996. Also according to the May 31, 1996 report published by Lipper Analytical Services, Inc. the Fund is still the largest New York municipal bond fund in existence.

The Dalbar Surveys, Inc. broker-dealer survey has ranked Franklin number one in service quality for five of the past eight years.

From time to time advertisements or sales material issued by the Fund may discuss or be based upon information in a recent issue of the Special Report on Tax Freedom Day published by the Tax Foundation, a Washington, D.C. based nonprofit research and public education organization. The report illustrates, among other things, the annual amount of time the average taxpayer works to satisfy his or her tax obligations to the federal, state and local taxing authorities.

From time to time, the number of Fund shares held in the "street name" accounts of various Securities Dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the Fund, no other person holds beneficially or of record more than 5% of the Fund's outstanding shares.

In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, prior to executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.

SUMMARY OF CODE OF ETHICS. Employees of Resources or its subsidiaries who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed within 24 hours after clearance; (ii) copies of all brokerage confirmations must be sent to a compliance officer and, within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the compliance officer; and (iii) access persons involved in preparing and making investment decisions must, in addition to (i) and (ii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

FINANCIAL STATEMENTS

The audited financial statements contained in the Annual Report to Shareholders of the Fund, for the fiscal year ended May 31, 1996, including the auditors' report, are incorporated herein by reference.

USEFUL TERMS AND DEFINITIONS

1940 ACT - Investment Company Act of 1940, as amended

ADVISERS - Franklin Advisers, Inc., the Fund's investment manager

BOARD - The Board of Directors of the Fund

CD - Certificate of deposit

CLASS I AND CLASS II - The Fund offers two classes of shares, designated "Class I" and "Class II." The two classes have proportionate interests in the Fund's portfolio. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans.

CODE - Internal Revenue Code of 1986, as amended

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter

EXCHANGE - New York Stock Exchange

FRANKLIN FUNDS - The mutual funds in the Franklin Group of Funds(R) except Franklin Valuemark Funds and the Franklin Government Securities Trust

FRANKLIN TEMPLETON FUNDS - The Franklin Funds and the Templeton Funds

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

LETTER - Letter of Intent

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 4.25% for Class I and 1% for Class II.

PROSPECTUS - The prospectus for the Fund dated May 31, 1996, as may be amended from time to time

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution which, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

TEMPLETON FUNDS - The U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund

U.S. - United States

WE/OUR/US - Unless a different meaning is indicated by the context, these terms refer to the Fund and/or Investor Services, Distributors, or another wholly-owned subsidiary of Resources.

APPENDIX

DESCRIPTION OF RATINGS

MUNICIPAL BOND RATINGS

Moody's

AAA: Municipal bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: Municipal bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger.

A: Municipal bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA: Municipal bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BA: Municipal bonds rated Ba are judged to have predominantly speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Municipal bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Municipal bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CON.(-): Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon the completion of construction or the elimination of the basis of the condition.

S&P

AAA: Municipal bonds rated AAA are the highest-grade obligations. They possess the ultimate degree of protection as to principal and interest. In the market, they move with interest rates and, hence, provide the maximum safety on all counts.

AA: Municipal bonds rated AA also qualify as high-grade obligations, and in the majority of instances differ from AAA issues only in a small degree. Here, too, prices move with the long-term money market.

A: Municipal bonds rated A are regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but also, to some extent, economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Note: The S&P ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Fitch

AAA: Municipal bonds rated AAA are considered to be of investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal which is unlikely to be affected by reasonably foreseeable events.

AA: Municipal bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong although not quite as strong as bonds rated AAA and not significantly vulnerable to foreseeable future developments.

A: Municipal bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Municipal bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefor impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Municipal bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Municipal bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Municipal bonds rated CCC have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

Plus (+) or minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus or minus are not used for the AAA and the DDD, DD or D categories.

Municipal Note Ratings

Moody's

Moody's ratings for state, municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing; factors of the first importance in long-term borrowing risk are of lesser importance in the short run. Symbols used will be as follows:

MIG 1: Notes are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG 2: Notes are of high quality, with margins of protection ample, although not so large as in the preceding group.

MIG 3: Notes are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

MIG 4: Notes are of adequate quality, carrying specific risk but having protection and not distinctly or predominantly speculative.

S&P

Until June 29, 1984, S&P used the same rating symbols for notes and bonds. After June 29, 1984, for new municipal note issues due in three years or less, the ratings below will usually be assigned. Notes maturing beyond three years will most likely receive a bond rating of the type recited above.

SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics will be given a "plus" (+) designation.

SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

Commercial Paper Ratings

Moody's

Moody's commercial paper ratings, which are also applicable to municipal paper investments permitted to be made by the Fund, are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Fitch's

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+: Exceptionally strong credit quality. Regarded as having the strongest degree of assurance for timely payment.

F-1: Very strong credit quality. Reflect on assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good credit quality. A satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair credit quality. Have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-5: Weak credit quality. Have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.




                     FRANKLIN NEW YORK TAX-FREE INCOME FUND
                                FILE NOS. 2-77880
                                    811-3479
                                    FORM N-1A
                                     PART C
                                OTHER INFORMATION

ITEM 24   FINANCIAL STATEMENTS AND EXHIBITS

(a)   Financial Statements

      (1) Unaudited Financial Statements are incorporated herein by reference to the Registrant's Semi-Annual Report to Shareholders dated November 30, 1996, as filed with the SEC electronically on Form Type N-30D on January 21, 1997

            (i) Statement of Investments in Securities and Net Assets - November 30, 1996

            (ii) Statement of Assets and Liabilities - November 30, 1996

            (iii)Statement of Operations - for the six months ended November
                 30, 1996

            (iv) Statements of Changes in Net Assets - for the six months ended
                 November 30, 1996 and the year ended May 31, 1996

            (v)  Notes to Financial Statements

      (2) Audited Financial Statements are incorporated herein by reference to the Registrant's Annual Report to Shareholders dated May 31, 1996 as filed with the SEC electronically on Form Type N-30D on August 1, 1996

            (i)  Report of Independent Auditors

            (ii) Statement of Investments in Securities and Net Assets -
                 May 31, 1996

            (iii)Statement of Assets and Liabilities - May 31, 1996

            (iv) Statement of Operations-for the year ended May 31, 1996

            (v) Statements of Changes in Net Assets-for the years ended May 31, 1996 and 1995

            (vi) Notes to Financial Statements

      b)   Exhibits:

            The following exhibits are incorporated by reference except for exhibit 11(i) which is attached herewith.

      (1)  copies of the charter as now in effect;

            (i)  Agreement and Declaration of Trust
                 Filing: Post-Effective Amendment No. 18 to Registration Statement on Form N-1A
                 File No. 2-77880
                 Filing Date: February 28, 1997

            (ii) Certificate of Trust
                 Filing: Post-Effective Amendment No. 18 to Registration Statement on Form N-1A
                 File No. 2-77880
                 Filing Date: February 28, 1997

      (2) copies of the existing By-Laws or instruments corresponding thereto;

            (i)  By-Laws
                 Filing: Post-Effective Amendment No. 18 to Registration Statement on Form N-1A
                 File No. 2-77880
                 Filing Date: February 28, 1997

      (3) copies of any voting trust agreement with respect to more than five percent of any class of equity securities of the Registrant;

            Not Applicable

      (4) specimens or copies of each security issued by the Registrant, including copies of all constituent instruments, defining the rights of the holders of such securities, and copies of each security being registered;

            Not Applicable

      (5) copies of all investment advisory contracts relating to the management of the assets of the Registrant;

            (i) Form of Management Agreement between Registrant and Franklin Investment Advisory Services, Inc.
                 Filing: Post-Effective Amendment No. 18 to Registration Statement on Form N-1A
                 File No. 2-77880
                 Filing Date: February 28, 1997

      (6) copies of each underwriting or distribution contract between the Registrant and a principal underwriter, and specimens or copies of all agreements between principal underwriters and dealers;

            (i) Form of Amended and Restated Distribution Agreement between Registrant and Franklin/Templeton Distributors, Inc.
                 Filing: Post-Effective Amendment No. 18 to Registration Statement on Form N-1A
                 File No. 2-77880
                 Filing Date: February 28, 1997

            (ii) Forms of Dealer Agreements between Franklin/Templeton
                 Distributors, Inc., and Securities Dealers is incorporated herein by reference to:
                 Registrant: Franklin Tax-Free Trust
                 Filing: Post-Effective Amendment No. 22 to Registration on Form N-1A
                 File No. 2-94222
                 Filing Date: March 14, 1996

      (7) copies of all bonus, profit sharing, pension or other similar contracts or arrangements wholly or partly for the benefit of directors or officers of the Registrant in their capacity as such; any such plan that is not set forth in a formal document, furnish a reasonably detailed description thereof;

            Not Applicable

      (8)   copies of all custodian agreements and depository contracts under
            Section 17(f) of the 1940 Act, with respect to securities and similar investments of the Registrant, including the schedule of remuneration;

            (i) Custodian Agreement between Registrant and Bank of America
                NT & SA dated April 21, 1990
                Filing: Post-Effective Amendment No. 15 to Registration Statement on Form N-1A
                File No. 2-77880
                Filing Date: July 31, 1995

            (ii) Copy of Custodian Agreements between Registrant and
                 Citibank Delaware:
                 1.  Citicash Management ACH Customer Agreement
                 2.  Citibank Cash Management Services Master Agreement
                 3.  Short Form Bank Agreement - Deposits and
                     Disbursements of Funds
                 Registrant: Franklin Asset Allocation Fund
                 Filing: Post-Effective Amendment No. 55 to Registration Statement on Form N-1A
                 File No. 2-12647
                 Filing Date: March 1, 1996

            (iii)Master Custody Agreement between Registrant and Bank of New
                 York dated February 16, 1996
                 Filing: Post-Effective Amendment No. 17 to Registration Statement on Form N-1A
                 File No. 2-77880
                 Filing Date: September 26, 1996

            (iv) Terminal Link Agreement between Registrant and Bank of New
                 York dated February 16, 1996
                 Filing: Post-Effective Amendment No. 17 to Registration Statement on Form N-1A
                 File No. 2-77880
                 Filing Date: September 26, 1996

      (9) copies of all other material contracts not made in the ordinary course of business which are to be performed in whole or in part at or after the date of filing the Registration Statement;

            Not Applicable

      (10) an opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will when sold be legally issued, fully paid and nonassessable;

            Not Applicable

      (11) copies of any other opinions, appraisals or rulings and consents to the use thereof relied on in the preparation of this registration statement and required by Section 7 of the 1933 Act;

            (i)  Consent of Independent Auditors

      (12) all financial statements omitted from Item 23;

            Not Applicable

     (13) copies of any agreements or understandings made in consideration for providing the initial capital between or among the Registrant, the underwriter, adviser, promoter or initial stockholders and written assurances from promoters or initial stockholders that their purchases were made for investment purposes without any present intention of redeeming or reselling;

            (i)  Letter of Understanding dated April 12, 1995
                 Filing: Post-Effective Amendment No. 15 to Registration Statement on Form N-1A
                 File No. 2-77880
                 Filing Date: July 31, 1995

      (14) copies of the model plan used in the establishment of any retirement plan in conjunction with which Registrant offers its securities, any instructions thereto and any other documents making up the model plan. Such form(s) should disclose the costs and fees charged in connection therewith;

            Not Applicable

      (15) copies of any plan entered into by Registrant pursuant to Rule 12b-1 under the 1940 Act, which describes all material aspects of the financing of distribution of Registrant's shares, and any agreements with any person relating to implementation of such plan.

            (i) Form of Class I Distribution Plan Pursuant to Rule 12b-1 between Franklin/Templeton Distributors, Inc., and the Registrant
                 Filing: Post-Effective Amendment No. 18 to Registration Statement on Form N-1A
                 File No. 2-77880
                 Filing Date: February 28, 1997

            (ii) Form of Class II Distribution Plan pursuant to Rule 12b-1 between Franklin/Templeton Distributors, Inc., and the Registrant
                 Filing: Post-Effective Amendment No. 18 to Registration Statement on Form N-1A
                 File No. 2-77880
                 Filing Date: February 28, 1997

      (16) schedule for computation of each performance quotation provided in the registration statement in response to Item 22 (which need not be audited)

            (i)  Schedule for Computation of Performance Quotation
                 Filing: Post-Effective Amendment No. 15 to Registration Statement on Form N-1A
                 File No. 2-77880
                 Filing Date: July 31, 1995

      (17) Power of Attorney

            (i)  Power of Attorney dated December 12, 1996
                 Filing: Post-Effective Amendment No. 19 to Registration Statement on Form N-1A
                 File No. 2-77880
                 Filing Date: February 28, 1997

            (ii) Certificate of Secretary dated December 12, 1996
                 Filing: Post-Effective Amendment No. 19 to Registration Statement on Form N-1A
                 File No. 2-77880
                 Filing Date: February 28, 1997

      (18) Multiple Class Plan

            (i)  Form of Multiple Class Plan
                 Filing: Post-Effective Amendment No. 18 to Registration Statement on Form N-1A
                 File No. 2-77880
                 Filing Date: February 28, 1997

      (27) Financial Data Schedule

            Not Applicable


ITEM 25   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

            NONE

ITEM 26   NUMBER OF HOLDERS OF SECURITIES

As of February 28, 1997, the number of record holders of the only classes of securities of the Registrant was as follows:

TITLE OF CLASS                                     NUMBER OF RECORD HOLDERS
Beneficial Interest                                 CLASS I         CLASS II

Franklin New York Tax-Free Income Fund               97,862          1,836

ITEM 27   INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court or appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The officers and directors of the Registrant's manager also serve as officers and/or directors for (1) the manager's corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in the Franklin Group of Funds(R). In addition, Mr. Charles B. Johnson is a director of General Host Corporation. For additional information please see Part B and Schedules A and D of Form ADV of the Fund's Investment Manager (SEC File 801-52152), incorporated herein by reference, which sets forth the officers and directors of the Investment Manager and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.


ITEM 29   PRINCIPAL UNDERWRITERS

a) Franklin/Templeton Distributors, Inc., ("Distributors") also acts as principal underwriter of shares of:

Franklin Asset Allocation Fund
Franklin California Tax-Free Income Fund, Inc.
Franklin California Tax-Free Trust
Franklin Custodian Funds, Inc.
Franklin Equity Fund
Franklin Federal Money Fund
Franklin Federal Tax-Free Income Fund
Franklin Gold Fund
Franklin High Income Trust
Franklin Investors Securities Trust
Franklin Managed Trust
Franklin Money Fund
Franklin Mutual Series Fund Inc.
Franklin Municipal Securities Trust
Franklin New York Tax-Free Trust
Franklin Real Estate Securities Trust
Franklin Strategic Mortgage Portfolio
Franklin Strategic Series
Franklin Tax-Advantaged High Yield Securities Fund
Franklin Tax-Advantaged International Bond Fund
Franklin Tax-Advantaged U.S. Government Securities Fund
Franklin Tax-Exempt Money Fund
Franklin Tax-Free Trust
Franklin Templeton Fund Allocator Series
Franklin Templeton Global Trust
Franklin Templeton International Trust
Franklin Templeton Money Fund Trust
Franklin Value Investors Trust
Institutional Fiduciary Trust

Franklin Templeton Japan Fund
Templeton American Trust, Inc.
Templeton Capital Accumulator Fund, Inc.
Templeton Developing Markets Trust
Templeton Funds, Inc.
Templeton Global Investment Trust
Templeton Global Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global Smaller Companies Fund, Inc.
Templeton Growth Fund, Inc.
Templeton Income Trust
Templeton Institutional Funds, Inc.
Templeton Variable Products Series Fund

  b) The information required by this Item 29 with respect to each director and officer of Distributors is incorporated by reference to Part B of this N-1A and Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No.
8-5889)

  c) Not Applicable. Registrant's principal underwriter is an affiliated person of an affiliated person of the Registrant.

ITEM 30   LOCATION OF ACCOUNTS AND RECORDS

The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 are kept by the Fund or its shareholder services agent, Franklin/Templeton Investor Services, Inc., both of whose address is 777 Mariners Island Blvd., San Mateo, CA. 94404.

ITEM 31   MANAGEMENT SERVICES

There are no management-related service contracts not discussed in Part A or Part B.

ITEM 32   UNDERTAKINGS

      The Registrant hereby undertakes to comply with the information requirement in Item 5A of the Form N-1A by including the required information in the Fund's annual report and to furnish each person to whom a prospectus is delivered a copy of the annual report upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 24th day of April, 1997.

                                  FRANKLIN NEW YORK TAX-FREE INCOME FUND
                                  (Registrant)
                                  By: /S/CHARLES B. JOHNSON*
                                         Charles B. Johnson
                                         President


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Amendment has been signed below by the following persons in the capacities and on the dates indicated:

CHARLES B. JOHNSON*               Principal Executive Officer and
Charles B. Johnson                Trustee
                                  Dated:  April 24, 1997

MARTIN L. FLANAGAN*               Principal Financial Officer
Martin L. Flanagan                Dated:  April 24, 1997

HARRIS J. ASHTON*                 Trustee
Harris J. Ashton                  Dated:  April 24, 1997

DIOMEDES LOO-TAM*                 Principal Accounting Officer
Diomedes Loo-Tam                  Dated:  April 24, 1997

S. JOSEPH FORTUNATO*              Trustee
S. Joseph Fortunato               Dated:  April 24, 1997

RUPERT H. JOHNSON, JR.*           Trustee
Rupert H. Johnson, Jr.            Dated:  April 24, 1997

GORDON S. MACKLIN*                Trustee
Gordon S. Macklin                 Dated:  April 24, 1997


*BY  /s/Larry L. Greene, Attorney-in-Fact
     (Pursuant to Power of Attorney filed herewith)


                     FRANKLIN NEW YORK TAX-FREE INCOME FUND
                             REGISTRATION STATEMENT
                                 EXHIBITS INDEX

EXHIBIT NO.           DESCRIPTION                                    LOCATION

EX-99.B1(i)           Agreement and Declaration of Trust             *

EX-99.B1(ii)          Certificate of Trust                           *

EX-99.B2(i)           By-Laws                                        *

EX-99.B5(i)           Form of Management Agreement between           *
                      Registrant and Franklin Investment Advisory
                      Services, Inc.

EX-99.B6(i)           Form of Amended and Restated Distribution      *
                      Agreement between Registrant and
                      Franklin/Templeton Distributors, Inc.

EX-99.B6(ii)          Forms of Dealer Agreements between             *
                      Franklin/Templeton Distributors, Inc., and
                      Securities Dealers

EX-99.B8(i)           Custodian Agreement between Registrant and     *
                      Bank of America NT&SA

EX-99.B8(ii)          Copy of Custodian Agreements between           *
                      Registrant and Citibank Delaware

EX-99.B8(iii)         Master Custody Agreement between Registrant    *
                      and Bank of New York

EX-99.B8(iv)          Terminal Link Agreement between Registrant     *
                      and Bank of New York

EX-99.B11(i)          Consent of Independent Auditors                Attached

EX-99.B13(i)          Letter of Understanding dated April 12, 1995   *

EX-99.B15(i)          Form of Class I Distribution Plan pursuant     *
                      to Rule 12b-1

EX-99.B15(ii)         Form of Class II Distribution Plan Pursuant    *
                      to Rule 12b-1

EX-99.B16(i)          Schedule for Computation of Performance        *
                      Quotation

EX-99.B17(i)          Power of Attorney                              *

EX-99.B17(ii)         Certificate of Secretary                       *

EX-99.B18(i)          Form of Multiple Class Plan                    *

* Incorporated by Reference